AQR Funds Prospectus
August 23, 2017
Class I Shares and Class N Shares
	Class	Ticker Symbol
AQR Alternative Risk Premia Fund	I	QRPIX
	N	QRPNX
This prospectus contains important information about the Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class I Shares and Class N Shares of the Fund.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

AQR Funds–Prospectus

AQR Funds–Prospectus	1
AQR Alternative Risk Premia Fund
Fund Summary — August 23, 2017

Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Alternative Risk Premia Fund” in the Fund’s prospectus, a "positive absolute return" seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.20%	1.20%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]
Dividends on short sales	0.90%	0.90%
All other expenses	0.45%	0.45%
Total Other Expenses	1.35%	1.35%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Fund Operating Expenses	2.58%	2.83%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.25%	0.25%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	2.33%	2.58%
[1]	Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.40% for Class I Shares and 1.65% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2019. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the end of the month during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2019, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares	$236	$762
Class N Shares	$261	$837
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using

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derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.
Trend: Trend strategies favor investments that have been following an identified positive or negative trend, seeking to capture the tendency of an asset’s price trend to continue in the near future. The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity index, bond and currency Instruments. The Fund will seek to have a long position in an asset that has recently exhibited a positive price trend, and to have a short position in an asset that has recently exhibited a negative price trend. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance. The Fund will generally sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) but may also sell covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund may sell both American-style and European-style options. European-style options can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may also trade ETFs, futures and swaps to hedge the market exposure embedded in the options it sells. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its

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expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holdings periods, wash sales and tax straddles.
The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative

AQR Funds–Prospectus	4
characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for the Fund, the Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

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High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, recent SEC rule amendments require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. These rule amendments may impact the Fund’s use of prime money market mutual funds for capital preservation purposes.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments

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in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

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Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	Since 2017	Principal of the Adviser
Yao Hua Ooi	Since 2017	Principal of the Adviser

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Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem Class I Shares and Class N Shares of the Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. The Fund’s initial and subsequent investment minimums for Class I Shares and Class N Shares generally are as follows.
	Class I Shares	Class N Shares
Minimum Initial Investment	$5,000,000 [1]	$1,000,000 [1]
Minimum Subsequent Investment	None	None
[1]	Reductions apply to certain eligibility groups. See “Investing with the AQR Funds” in the Fund’s prospectus.
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Fund
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder.

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Details About the AQR Alternative Risk Premia Fund
Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
The use of the term "positive absolute return" is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A "positive absolute return" seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. As of July 31, 2017, the market capitalization of the companies comprising the MSCI World Index ranged from $1.2 billion to $780 billion. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.
Trend: Trend strategies favor investments that have been following an identified positive or negative trend, seeking to capture the tendency of an asset’s price trend to continue in the near future. The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity index, bond and currency Instruments. The Fund will seek to have a long position in an asset that

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has recently exhibited a positive price trend, and to have a short position in an asset that has recently exhibited a negative price trend. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance. The Fund will generally sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) but may also sell covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund may sell both American-style and European-style options. European-style options can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may also trade ETFs, futures and swaps to hedge the market exposure embedded in the options it sells. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. The Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
To implement the Volatility Style, the Fund will sell put and call options at varying strike prices and with varying expiration dates on various reference assets. The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy, which may be hedged through the use of ETFs, futures and/or swaps and may be rebalanced by buying back the written options, so that the premiums it receives are greater than the amounts paid out.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holdings periods, wash sales and tax straddles.
The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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How the Fund Pursues Its Investment Objective
Investment Techniques
In addition to the principal investment strategies described above, the Fund may employ the following techniques in pursuing its investment objectives.
Securities Lending: To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers in amounts up to 33 1/3% of its total assets, which may include collateral. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote. Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on the approved list. Dividend equivalent payments received on portfolio securities that have been lent will not be eligible for designation as qualified dividend income or for the dividends renewed deduction.
Temporary Defensive Positions: For temporary defensive purposes, the Fund may restrict the markets in which it invests and may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Segregation of Assets: As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Futures contracts and forward contracts that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
The Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments. There is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Risk Factors
All investments, including those in mutual funds, have risks and it is possible that you could lose money by investing in the Fund. No one investment is suitable for all investors. The Fund is intended for long-term investors. The risks identified below are the principal risks of investing in the Fund. The Summary section for the Fund and this section list the principal risks applicable to the Fund. This section provides more detailed information about each risk.
Below Investment Grade Securities Risk: Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund. The major risks of securities rated below investment grade include:
•	Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.
•	Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.
•	Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

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Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk: The Adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the “Principal Investment Strategies” section for the Fund, futures contracts, forward foreign currency contracts, options (both written and purchased) and swaps. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Risks of these instruments include:
•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•	that the skills needed to use these strategies are different than those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
•	that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause the Fund to lose money;
•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;
•	the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; in December 2016, the CFTC re-proposed new rules that, if adopted in substantially the same form, will impose speculative position limits on additional derivative instruments, which may further limit the Fund's ability to trade futures contracts and swaps; and
•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule is adopted and goes into effect, it could require modifications to the Fund’s investment strategies and use of derivatives.
Foreign Investments Risk: The Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:
•	Counterparty Risk: The Fund may enter into foreign investment instruments with a counterparty, which will subject the Fund to counterparty risk (see “Counterparty Risk” above).
•	Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.

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•	Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•	Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for the Fund, the Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund.

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Moreover, recent SEC rule amendments require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. These rule amendments may impact the Fund’s use of prime money market mutual funds for capital preservation purposes. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment in the prime money market mutual fund, or the Fund may not be able to redeem its investment in the prime money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may enter into short sales and/or make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: The Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case

AQR Funds–Prospectus	17
of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus	18
The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”).
The Adviser may make available certain information about the Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Change in Objective
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

AQR Funds–Prospectus	19
Management of the Fund
The Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Fund's Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund's portfolio and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products had been primarily provided through a limited set of collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $195 billion in assets under management as of June 30, 2017.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally. The Adviser is based in Greenwich, Connecticut and employs approximately 841 people as of the date of this prospectus.
Advisory Agreement
For serving as investment adviser, the Adviser is entitled to receive an advisory fee from the Fund, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Alternative Risk Premia Fund	1.20%
The Advisory Agreement is governed by Delaware law. The Advisory Agreement is not intended to create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns. The Trust, on behalf of the Fund, enters into contractual arrangements with various parties who provide services for the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser will be available in the Fund’s annual report to shareholders for the period ending December 31, 2017.
Fee Waiver Agreement
The Adviser has contractually agreed to waive its management fee and/or reimburse expenses of Class I, Class N and Class R6 Shares of the Fund (the “Fee Waiver Agreement”) to the extent that the total annual fund operating expenses of a class, exclusive of certain expenses, exceed set percentages as described in the Fund’s current prospectus. The Class R6 Shares of the Fund are offered in a separate prospectus. For the Class I Shares and Class N Shares, these percentages are as follows:
Class I Shares
Fund
AQR Alternative Risk Premia Fund	1.40%
Class N Shares

AQR Funds–Prospectus	20
Fund
AQR Alternative Risk Premia Fund	1.65%
The Fee Waiver Agreement for the Class I Shares and Class N Shares of the Fund is effective at least through April 30, 2019.
The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act, and does not extend to interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses. The Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the end of the month during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.
Portfolio Managers of the Adviser
The Fund is managed by a team of investment professionals. The portfolio managers of the Adviser responsible for the oversight of the Fund are Ronen Israel, M.A. and Yao Hua Ooi.
The portfolio managers of the Fund are jointly and primarily responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund's overall investment strategy. Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund's SAI.
Ronen Israel, M.A., is a Principal of the Adviser. Mr. Israel joined the Adviser in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Yao Hua Ooi is a Principal of the Adviser. Mr. Ooi joined the Adviser in 2004 and focuses on research and portfolio management of macro-related strategies. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
From time to time, a manager, analyst, or other employee of the Adviser or any of their affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

AQR Funds–Prospectus	21
Investing With the AQR Funds
The Fund offers Class I, Class N and Class R6 Shares. Each class of the Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. This prospectus describes the Class I Shares and Class N Shares of the Fund. The Class R6 Shares of the Fund are offered in a separate prospectus. Call 1-866-290-2688 to obtain more information concerning the Fund's Class R6 Shares, including the prospectus for the Class R6 Shares.
Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of the Fund is a suitable investment given legal and tax ramifications; some non-U.S. persons may not be permitted to invest in the Fund, depending on applicable laws and regulations. In addition, investors from Canada or countries that are members of the European Union are not permitted to invest in the Fund without the prior consent of the Fund.
The Fund reserves the right to refuse any request to purchase shares.
Eligibility to Buy Class I Shares and Class N Shares
Investment Minimums:
The Fund’s Class I Shares and Class N Shares are offered to investors subject to the minimums specified below:
The minimum initial account size is $5,000,000 for Class I Shares and $1,000,000 for Class N Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:
	Minimum Investment
Eligibility Group	Class I	Class N
Institutional investors such as qualified retirement plans	$100,000	None
Fee-based and discretionary accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$100,000	None
Investors who are not eligible for a reduced minimum	$5,000,000	$1,000,000
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirements within an 18-month period.
There is no minimum initial account size in Class I Shares and Class N Shares for: (i)  tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (ii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; and (iii) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.
Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Fund has the discretion to further modify, waive or reduce the above minimum investment requirements for Class I Shares and Class N Shares.
There is no minimum subsequent investment amount for Class I Shares or Class N Shares.
The Fund reserves the right to refuse any request to purchase shares.
Types of Accounts—Class I Shares and Class N Shares
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.
Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you

AQR Funds–Prospectus	22
are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Fund regarding the establishment of an investment relationship.
Share Price
Net Asset Value. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s net asset value (“NAV”) per share. The Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading (a Business Day). The Fund determines an NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. Eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. Eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. The Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Fund's shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed-income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost.
Equities traded outside of the Western Hemisphere are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Fund applies daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Fund calculates its NAV.

AQR Funds–Prospectus	23
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Fund on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Fund values the repurchase agreements and reverse repurchase agreements it has entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
You may obtain information as to the Fund’s current NAV per share by visiting the Fund's website at https://funds.aqr.com or by calling (866) 290-2688.
General Purchasing Policies
•	You may purchase the Fund’s Class I Shares and Class N Shares at the NAV per share next determined following receipt of your purchase order in good order by the Fund or an authorized financial intermediary or other agent of the Fund. A purchase, exchange or redemption order is in “good order” when the Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of the Fund are responsible for timely transmitting those orders to the Fund.
•	You may purchase the Fund’s Class I Shares and Class N Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class I Shares and Class N Shares” below.
•	Once the Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•	The Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
•	Financial intermediaries purchasing the Fund’s shares on behalf of its customers must pay for such shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.
General Redemption Policies
•	You may redeem the Fund’s Class I Shares and Class N Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
•	The Fund cannot accept a redemption request that specifies a particular redemption date or price.
•	Once the Fund accepts your redemption order, you may not cancel or revoke it.
Timing of Redemption Proceeds. The Fund generally will transmit redemption proceeds on the next Business Day after receipt of your redemption request regardless of whether payment of redemption proceeds is to be made by check, wire, or Automatic Clearing House (“ACH”) transfer as described below under the heading “Payment of Redemption Proceeds.” However, the Fund reserves the right to delay payment for up to seven calendar days. If you recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received your payment. This confirmation process may take up to 10

AQR Funds–Prospectus	24
days. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the SEC orders the Fund to suspend redemptions or delay payment of redemption proceeds.
The Fund reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Excessive and Short-Term Trading. The Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Fund.
The Board of Trustees has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide the Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Fund reserves the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect the Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Fund has set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will work with the Fund’s Transfer Agent to restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Fund's efforts to detect and prevent abusive trading activity, there can be no assurance that the Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Fund has entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Fund.
Other Policies
No Certificates. The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.
Frozen Accounts. The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. The Fund reserves the right, upon 60 days’ written notice to:
(A)	redeem, at NAV, the shares of any shareholder whose:
a)	with respect to Class I Shares, account(s) across all AQR Funds has a value of less than $1,000 in the aggregate in Class I Shares, other than as a result of a decline in the net asset value per share; or
b)	with respect to Class N Shares, account with the Fund has a value of less than $1,000 in Class N Shares, other than as a result of a decline in the net asset value per share; or
(B)	permit an exchange for shares of another class of the same Fund if the shareholder requests an exchange in lieu of redemption in accordance with subparagraph (A) above.
This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.
Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

AQR Funds–Prospectus	25
How to Buy Class I Shares and Class N Shares
How to Buy Shares
You can open an account and make an initial purchase of shares of the Fund directly from the Fund or through certain financial intermediaries that have entered into appropriate arrangements with the Fund's Distributor, ALPS Distributors, Inc.
To open an account and make an initial purchase directly with the Fund, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. You may also fax your completed Account Application to 1-866-205-1499. To obtain an Account Application, call (866) 290-2688 or download one from https://funds.aqr.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Fund will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also open an account or make an initial purchase directly with the Fund by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call (866) 290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Fund through your financial intermediary or directly from the Fund, depending on where your account is established. To purchase additional shares directly from the Fund, you may do so by mail, wire or fax following the instructions described above.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. The Fund has authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Fund. These financial intermediaries may charge their customers a transaction or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Fund's post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.
Section  12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Automatic Investment Plan
The Fund offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in the Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (866) 290-2688 if you would like more information.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person that opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

AQR Funds–Prospectus	26
Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Fund online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (866) 290-2688 or visit https://funds.aqr.com.

AQR Funds–Prospectus	27
How to Redeem Class I Shares and Class N Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class I Shares and Class N Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Fund's Distributor, the Fund or an authorized agent of the Fund. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Fund's shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Fund, the Adviser, the Distributor and the Transfer Agent of the Fund, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine, subject to applicable law. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
By Telephone
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Fund in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Mail
To redeem by mail, you must send a written request for redemption to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. The Fund's Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; (2) the redemption check is mailed to the shareholder(s) at the address of record; (3) an application is on file with the Transfer Agent; and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
By Fax
You may redeem your shares by faxing a written request for redemption to 1-866-205-1499. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Systematic Withdrawal
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Fund account. Your Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
Retirement Accounts
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Fund. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be on the next Business Day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Fund reserves the right to delay payment for up to seven calendar days. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds for more than seven calendar days when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the SEC orders the Fund to suspend redemptions or delay payment of redemption proceeds.

AQR Funds–Prospectus	28
At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer.
Generally, all redemptions will be in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents. The Fund may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Fund may satisfy redemption requests by accessing a bank line of credit or using other short-term borrowings from the Fund’s custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90 day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. While the Fund does not expect to routinely use redemptions in kind, the Fund reserves the right to do so at the request of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Fund Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Fund reserves the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Fund.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Fund's post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.

AQR Funds–Prospectus	29
How to Exchange Class I Shares and Class N Shares
You may exchange shares of the Fund for any class of shares of another series of the Trust (each, a "Series"), provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details. Exchanges may be made on any day during which the NYSE is open for trading.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Fund's Distributor, the Fund or an authorized financial intermediary or other agent of the Fund. A financial intermediary may charge its customers a transaction or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Fund's shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of the Fund for shares of another Series is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Fund, the Adviser, the Distributor and the Transfer Agent of the Fund, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund or Series into which you are exchanging shares. To receive a current copy of the Fund’s or Series’ prospectus, please call 1-866-290-2688 or visit https://funds.aqr.com.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Fund's post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.
Restrictions
•	If you bought shares through a financial intermediary, contact your financial intermediary to learn which Series and share classes your financial intermediary makes available to you for exchanges.
•	Exchanges may be made only between accounts that have identical registrations.
•	Not all Series offer all share classes.
•	You will generally be required to meet the minimum investment requirement for the class of shares into which your exchange is made.
•	Your exchange will also be subject to any other requirements of the Fund, Series or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).
•	The exchange privilege is not intended as a vehicle for short-term trading. The Fund or Series may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
•	The Fund and Series reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s or Series’ (as applicable) shareholders to do so.
By Telephone
Contact your financial intermediary or, if you purchased your shares directly from the Fund, you may exchange your shares by telephone if you choose that option on your Account Application by calling 1-866-290-2688. If you did not originally select the telephone option, you must provide written instructions to the Fund in order to add this option.
By Mail
Contact your financial intermediary or, if you purchased your shares through the Distributor, you must send a written request for exchange to the Fund at the following address:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
By Systematic Exchange Plan
You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other Series available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•	Exchanges may be made monthly.

AQR Funds–Prospectus	30
•	Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class I Shares and Class N Shares”).
For more information, please contact your financial intermediary or the Fund.
The Fund also reserves the right to permit exchanges of shares of the Fund for shares of another class of the same Fund.

AQR Funds–Prospectus	31
Rule 12b-1 Plan (Class N Shares)
The Board of Trustees has adopted a Rule 12b-1 Plan with respect to the Fund’s Class N Shares. The Rule 12b-1 Plan provides that the distribution fee payable is up to 0.25% annually of the Fund’s average daily net assets for Class N Shares. The Rule 12b-1 Plan permits the Fund to make payments for activities designed primarily to result in the sale of the Fund's Class N Shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Certain Additional Payments
The Fund or the Adviser also may enter into agreements with certain intermediaries under which the Fund make payments to the intermediaries in recognition of the avoided transfer agency costs to the Fund associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms. Payments made out of the Fund under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this prospectus such as the Rule 12b-1 Plan.
The Adviser (or an affiliate) also may make additional payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of the Fund’s shares or the administration of shareholder accounts. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
The Adviser may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

AQR Funds–Prospectus	32
Distributions and Taxes
Distributions
The Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.
Taxes
The following is a discussion of certain U.S. federal income tax considerations as they relate to distributions paid to you by the Fund and the sale or exchange of your Fund shares. It is not intended to be a full discussion of income tax laws and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions; therefore we recommend you consult your tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. Unless otherwise noted, the tax information below assumes you are a U.S. citizen or resident.
Sales. When you redeem or otherwise dispose of Fund shares, you will generally recognize capital gain or loss in the amount of the difference between the adjusted tax basis of your shares and the redemption proceeds, assuming that you hold the shares as capital assets. Such capital or loss would be long-term if the holding period exceeds one year and short-term if the holding period is one year or less, except any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares.
Exchanges. If you exchange your shares of the Fund for shares of another class of the same Fund, it will not be considered a taxable event and should not result in capital gain or loss. If you exchange your shares of the Fund for shares of another Fund, it will be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Cost Basis Reporting. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund is required to report annually on Form 1099-B the gross proceeds of all Fund shares sold or redeemed. In addition to gross proceeds, Fund is also required to report the cost basis of Fund shares sold or redeemed that were purchased on or after January 1, 2012. The cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different methodology. If your account is held through a third party intermediary, you will need to contact your account representative with respect to the cost basis reporting methods available to you.
The cost basis information you receive may not include certain additional basis, holding period or other adjustments required for federal income tax purposes, therefore you should consult with your tax advisor to properly calculate gain or loss on the sale or redemption of Fund shares.
Distributions. Distributions are subject to federal income tax and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions may also be taxed by the country in which you reside. Distributions from net investment income and net short-term capital gain are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you held your Fund Shares. Fund distributions paid to you are taxable whether received in cash or reinvested in additional Fund shares, unless your Fund shares are held in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules; therefore, it is recommended that you consult your tax advisor about their applicability to your investment.
Distributions paid from long-term capital gains are generally taxed to individuals at either 15% or 20%, depending upon whether their taxable income exceeds certain threshold amounts. Distributions that are designated as “qualified dividend income” are taxed to non-corporate shareholders at long-term capital gain rates assuming that the relevant Fund shares are held for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.
An additional 3.8% Medicare contribution tax is imposed on net investment income, including, among other items, interest, dividends, and net gain, of U.S. individuals, estates and trusts that exceeds certain threshold amounts.
Investment income earned by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if the Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to you as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these foreign taxes.
Purchasing the Fund’s shares in a taxable account shortly before a distribution is paid by the Fund is sometimes called “buying into a distribution.” You will be fully taxed on the distribution even though the distribution reflects a return of a portion of your recent investment.

AQR Funds–Prospectus	33
Backup Withholding. You must furnish to the Fund your social security or other tax identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. The Fund is required to withhold 28% of your taxable distributions and redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Other Information. The Fund is required to withhold a 30% U.S. tax on dividend payments, and beginning on January 1, 2019, on redemption proceeds and certain capital gain dividends, made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.
For United Kingdom tax purposes, the Fund may apply for U.K. “reporting fund status,” which, if approved by the U.K. tax authorities and implemented by the Fund, would require the Fund to report information that may allow certain U.K.-based investors certain tax benefits. Shareholders potentially subject to U.K. income tax should consult their own tax advisor.

AQR Funds–Prospectus	34
Financial Highlights
The Fund has not commenced operations as of the date of this prospectus. As a result, no financial performance information for the Fund is available.

AQR Funds–Prospectus	35
Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.
1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the investment advisory contracts under which the Adviser serves as investment adviser to the Fund
Board or Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Code	the Internal Revenue Code of 1986, as amended
Distributor	ALPS Distributors, Inc.
Good order	a purchase, exchange or redemption order is in “good order” when the Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
IRS	the Internal Revenue Service
MSCI World Index	the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada
Momentum	the Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time
Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits a fund to pay distribution and shareholder servicing expenses out of fund assets
SEC	U.S. Securities and Exchange Commission
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the Statement of Additional Information for more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Fund’s Statement of Additional Information, request other information, and discuss your questions about the Fund by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Fund's Statement of Additional Information, along with other information, free of charge, by visiting the Fund's Web site at https://funds.aqr.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by e-mail request at publicinfo@sec.gov.
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
AQR Funds
Investment Company Act File No.: 811-22235

Privacy Notice for Individual Shareholders
The AQR Funds (the “Trust”) is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates, and in certain instances unaffiliated third parties as discussed below. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.
Why this Privacy Policy Applies to You
You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy. In the event that you hold shares of a series of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how the financial intermediary handles and shares your non-public personal information.
What We do to Protect Your Personal Information
We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.
Personal Information that We Collect and May Disclose
As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:
•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;
•	Information about your transactions with us, such as your account balances, payment history and investment and account activity; and
•	Information from public records we may access in the ordinary course of business.
•	We may disclose the above nonpublic personal information to our affiliates and we restrict access to those employees, officers and agents of the Trust and its affiliates who need to know that information in order to provide services to the Trust.
When We May Disclose Your Personal Information to Unaffiliated Third Parties
We will only share your personal information collected, as described above, with unaffiliated third parties:
•	At your request;
•	For everyday business purposes, such as to process transactions and to maintain and service accounts (unaffiliated third parties in this instance may include, but are not limited to, service providers such as the Trust’s distributors, administrators, custodians, accountants, attorneys, broker-dealers and transfer agents, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
•	With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;
•	When permitted or required by law to disclose such information to appropriate authorities; or
•	To comply with laws, rules and other applicable legal requirements, to comply with a legal investigation or to respond to judicial process or government regulatory authorities or other purposes as authorized by law.
We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law and regulation.
What We do with Personal Information about Our Former Customers
If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

AQR Funds
P.O. Box 2248, Denver, CO 80201-2248
p: +1.866.290.2688 | w: https://funds.aqr.com

AQR Funds Prospectus
August 23, 2017
Class R6 Shares
	Class	Ticker Symbol
AQR Alternative Risk Premia Fund	R6	QRPRX
This prospectus contains important information about the Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class R6 Shares of the Fund.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

AQR Funds–Prospectus

AQR Funds–Prospectus	1
AQR Alternative Risk Premia Fund
Fund Summary — August 23, 2017

Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
As further described under “Details About the AQR Alternative Risk Premia Fund” in the Fund’s prospectus, a "positive absolute return" seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.20%
Distribution (12b-1) Fee	None
Other Expenses[1]
Dividends on short sales	0.90%
All other expenses	0.35%
Total Other Expenses	1.25%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	2.48%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.25%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	2.23%
[1]	Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.
[2]	The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.30% for Class R6 Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2019. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the end of the month during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2019, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class R6 Shares	$226	$732
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the

AQR Funds–Prospectus	2
Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.
Trend: Trend strategies favor investments that have been following an identified positive or negative trend, seeking to capture the tendency of an asset’s price trend to continue in the near future. The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity index, bond and currency Instruments. The Fund will seek to have a long position in an asset that has recently exhibited a positive price trend, and to have a short position in an asset that has recently exhibited a negative price trend. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance. The Fund will generally sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) but may also sell covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund may sell both American-style and European-style options. European-style options can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may also trade ETFs, futures and swaps to hedge the market exposure embedded in the options it sells. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such

AQR Funds–Prospectus	3
periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holdings periods, wash sales and tax straddles.
The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative

AQR Funds–Prospectus	4
characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts, options (both written and purchased) and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for the Fund, the Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

AQR Funds–Prospectus	5
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, recent SEC rule amendments require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. These rule amendments may impact the Fund’s use of prime money market mutual funds for capital preservation purposes.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps, options and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments

AQR Funds–Prospectus	6
in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

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Performance Information
Performance history will be available for the Fund after it has been in operation for a full calendar year. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	Since 2017	Principal of the Adviser
Yao Hua Ooi	Since 2017	Principal of the Adviser

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Important Additional Information
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Class R6 Shares of the Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. The Fund’s initial and subsequent investment minimums for Class R6 Shares generally are as follows.
Class R6 Shares
Minimum Initial Investment	$100,000 [1]
Minimum Subsequent Investment	None
[1]	Reductions apply to certain eligibility groups. See “Investing with the AQR Funds” in the Fund’s prospectus.
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Fund
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder.

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Details About the AQR Alternative Risk Premia Fund
Investment Objective
The AQR Alternative Risk Premia Fund (the “Fund”) seeks positive absolute returns.
The use of the term "positive absolute return" is intended to distinguish the Fund’s investment objective from the relative returns sought by many other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns will tend to reflect the general direction of the securities markets. A "positive absolute return" seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by aiming to provide exposure to six separate investment styles (“Styles”): value, momentum, carry, defensive, trend and volatility using both “long” and “short” positions within the following asset groups (“Asset Groups”): stocks, equity indices, bonds and currencies. The Fund will achieve its exposure to any of the Asset Groups by using derivatives or holding those assets directly. The Fund will also use derivatives for hedging purposes. The Fund implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid-cap companies), futures (including index futures, equity futures, interest rate futures and bond futures), currency futures and forwards, options (including written and purchased options on equities, bonds and equity and bond futures, including futures on indices) and swaps (including equity swaps, bond swaps, interest rate swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The Fund may also invest in other registered investment companies including exchange-traded funds (“ETFs”).
The Fund’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non-U.S. countries. As of the date of this prospectus, the Adviser generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. As of July 31, 2017, the market capitalization of the companies comprising the MSCI World Index ranged from $1.2 billion to $780 billion. For the bonds Asset Group, the Fund will have exposure to U.S. Government securities and sovereign debt issued by other developed countries and bond indices representing such securities. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies.
The Fund is generally intended to have a low correlation to the equity, bond and credit markets. The Fund also is not designed to match the performance of any hedge fund index. In order to minimize market impact and reduce trading costs, where applicable, the Fund will utilize a proprietary approach to algorithmic trading. The Adviser will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures. There is no assurance, however, that the Fund will achieve its investment objective.
The Styles employed by the Fund are:
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting stocks.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting stocks and price- and yield-based momentum for selecting bonds.
Carry: An asset’s “carry” is its expected return assuming market conditions, including its price, stay the same. Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to take long positions in high-yielding assets and short positions in low-yielding assets. An example of carry measures includes selecting currencies and bonds based on interest rates.
Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select stocks.
Trend: Trend strategies favor investments that have been following an identified positive or negative trend, seeking to capture the tendency of an asset’s price trend to continue in the near future. The Fund’s portfolio managers use proprietary quantitative models to identify price trends in equity index, bond and currency Instruments. The Fund will seek to have a long position in an asset that

AQR Funds–Prospectus	11
has recently exhibited a positive price trend, and to have a short position in an asset that has recently exhibited a negative price trend. The Fund may have both long and short positions in different assets depending on their respective price trends. An example of a trend measure is using short-term prices (e.g., prices over a one to three month period) to select an equity index.
Volatility: Volatility strategies seek to capture the volatility risk premium across equity index and bond Asset Groups by selling (i.e., writing) call and put options to buyers seeking financial insurance. The Fund will generally sell uncovered call and put options (i.e., where the Fund does not own or is not short, as applicable, the Instrument underlying the call or put option) but may also sell covered call and put options (i.e., where the Fund holds or is short, as applicable, an equivalent position in the Instrument underlying the call or put option). The Fund may sell both American-style and European-style options. European-style options can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may also trade ETFs, futures and swaps to hedge the market exposure embedded in the options it sells. The Fund will seek to sell options that appear “expensive” based on the Adviser’s proprietary quantitative models.
The Fund is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The Fund expects to maintain exposure to all six Styles; however, not all Styles are represented within each Asset Group. The Adviser targets balanced-risk weights across both Styles and Asset Groups, which means that lower risk Styles and Asset Groups, as determined by the Adviser, will generally have higher notional allocations (i.e., greater leverage) than higher risk Styles and Asset Groups, as determined by the Adviser. Risk allocations to the Volatility Style will be based on estimated losses in periods of extreme price movements (up or down) in equity or bond markets. Notwithstanding its expected lower notional allocation in comparison to the other Styles, the Volatility Style may result in large Fund losses during such periods. Individual investments are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. The Fund may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.
To implement the Volatility Style, the Fund will sell put and call options at varying strike prices and with varying expiration dates on various reference assets. The premiums the Fund receives from the sale of put and call options can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options strategy, which may be hedged through the use of ETFs, futures and/or swaps and may be rebalanced by buying back the written options, so that the premiums it receives are greater than the amounts paid out.
The Adviser will consider the potential federal income tax impact on a shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or to refrain from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holdings periods, wash sales and tax straddles.
The Fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser, on average, will target an annualized volatility level for the Fund of 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. The Adviser expects that the Fund’s targeted annualized forecasted volatility will typically range between 6% and 10%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Higher volatility generally indicates higher risk. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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How the Fund Pursues Its Investment Objective
Investment Techniques
In addition to the principal investment strategies described above, the Fund may employ the following techniques in pursuing its investment objectives.
Securities Lending: To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers in amounts up to 33 1/3% of its total assets, which may include collateral. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote. Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on the approved list. Dividend equivalent payments received on portfolio securities that have been lent will not be eligible for designation as qualified dividend income or for the dividends renewed deduction.
Temporary Defensive Positions: For temporary defensive purposes, the Fund may restrict the markets in which it invests and may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Segregation of Assets: As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Futures contracts and forward contracts that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
The Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments. There is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Risk Factors
All investments, including those in mutual funds, have risks and it is possible that you could lose money by investing in the Fund. No one investment is suitable for all investors. The Fund is intended for long-term investors. The risks identified below are the principal risks of investing in the Fund. The Summary section for the Fund and this section list the principal risks applicable to the Fund. This section provides more detailed information about each risk.
Below Investment Grade Securities Risk: Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund. The major risks of securities rated below investment grade include:
•	Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.
•	Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.
•	Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

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Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk: The Adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the “Principal Investment Strategies” section for the Fund, futures contracts, forward foreign currency contracts, options (both written and purchased) and swaps. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Risks of these instruments include:
•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•	that the skills needed to use these strategies are different than those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
•	that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause the Fund to lose money;
•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;
•	the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; in December 2016, the CFTC re-proposed new rules that, if adopted in substantially the same form, will impose speculative position limits on additional derivative instruments, which may further limit the Fund’s ability to trade futures contracts and swaps; and
•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule is adopted and goes into effect, it could require modifications to the Fund’s investment strategies and use of derivatives.
Foreign Investments Risk: The Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:
•	Counterparty Risk: The Fund may enter into foreign investment instruments with a counterparty, which will subject the Fund to counterparty risk (see “Counterparty Risk” above).
•	Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.

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•	Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•	Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for the Fund, the Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund.

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Moreover, recent SEC rule amendments require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. These rule amendments may impact the Fund’s use of prime money market mutual funds for capital preservation purposes. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment in the prime money market mutual fund, or the Fund may not be able to redeem its investment in the prime money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may enter into short sales and/or make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: The Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.
•	Purchased Options: When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case

AQR Funds–Prospectus	17
of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•	Written Options: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

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The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).
The Adviser may make available certain information about the Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Change in Objective
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

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Management of the Fund
The Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Fund’s Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund’s portfolio and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products had been primarily provided through a limited set of collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $195 billion in assets under management as of June 30, 2017.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally. The Adviser is based in Greenwich, Connecticut and employs approximately 841 people as of the date of this prospectus.
Advisory Agreement
For serving as investment adviser, the Adviser is entitled to receive an advisory fee from the Fund, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Alternative Risk Premia Fund	1.20%
The Advisory Agreement is governed by Delaware law. The Advisory Agreement is not intended to create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns. The Trust, on behalf of the Fund, enters into contractual arrangements with various parties who provide services for the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser will be available in the Fund’s annual report to shareholders for the period ending December 31, 2017.
Fee Waiver Agreement
The Adviser has contractually agreed to waive its management fee and/or reimburse expenses of Class I, Class N and Class R6 Shares of the Fund (the “Fee Waiver Agreement”) to the extent that the total annual fund operating expenses of a class, exclusive of certain expenses, exceed set percentages as described in the Fund’s current prospectus. The Class I Shares and Class N Shares of the Fund are offered in a separate prospectus. For the Class R6 Shares, these percentages are as follows:
Fund
AQR Alternative Risk Premia Fund	1.30%
The Fee Waiver Agreement for the Class R6 Shares of the Fund is effective at least through April 30, 2019.
The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act, and does not extend to interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and

AQR Funds–Prospectus	20
extraordinary expenses. The Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the end of the month during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.
Portfolio Managers of the Adviser
The Fund is managed by a team of investment professionals. The portfolio managers of the Adviser responsible for the oversight of the Fund are Ronen Israel, M.A. and Yao Hua Ooi.
The portfolio managers of the Fund are jointly and primarily responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy. Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.
Ronen Israel, M.A., is a Principal of the Adviser. Mr. Israel joined the Adviser in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Yao Hua Ooi is a Principal of the Adviser. Mr. Ooi joined the Adviser in 2004 and focuses on research and portfolio management of macro-related strategies. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
From time to time, a manager, analyst, or other employee of the Adviser or any of their affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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Investing With the AQR Funds
The Fund offers Class I, Class N and Class R6 Shares. Each class of the Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. This prospectus describes the Class R6 Shares of the Fund. The Class I Shares and Class N Shares of the Fund are offered in a separate prospectus. Call 1-866-290-2688 to obtain more information concerning the Fund’s other share classes, including the prospectus for these other share classes.
Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of the Fund is a suitable investment given legal and tax ramifications; some non-U.S. persons may not be permitted to invest in the Fund, depending on applicable laws and regulations. In addition, investors from Canada or countries that are members of the European Union are not permitted to invest in the Fund without the prior consent of the Fund.
The Fund reserves the right to refuse any request to purchase shares.
ELIGIBILITY TO BUY CLASS R6 SHARES
The Fund’s Class R6 Shares are offered exclusively to the following types of investors:
1)	Qualified defined contribution plans and 457 plans;
2)	Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated;
3)	tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; and
4)	employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members.
Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.
Class R6 Shares are available directly from the Fund, or through certain financial intermediaries that have entered into appropriate agreements with the Fund’s Distributor, ALPS Distributors, Inc.
Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees, or make administrative or service payments to financial intermediaries, sometimes referred to as “revenue sharing,” in connection with investments in Class R6 Shares.
INVESTMENT MINIMUMS—CLASS R6 SHARES
For eligibility groups 1 and 2 above, the minimum initial account size is $100,000. There is no minimum subsequent investment amount. For eligibility groups 3 and 4 above, there is no minimum initial account size or subsequent investment amount.
Investors may aggregate accounts for purposes of determining whether the minimum investment requirements have been met. Investors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirement within an 18-month period.
Some financial intermediaries may impose different or additional eligibility and minimum investment requirements, including limiting the availability of Class R6 Shares to certain of the eligibility groups enumerated above. The Fund has the discretion to further modify, waive or reduce the above minimum investment requirements.
If a shareholder’s account size declines below the minimum initial investment amount described above, other than as a result of a decline in the NAV per share, the Fund reserves the right, upon 60 days’ notice, to convert the account to the lowest fee share class for which the shareholder is then eligible.
TYPES OF ACCOUNTS—CLASS R6 SHARES
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.
Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you

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are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Fund regarding the establishment of an investment relationship.
SHARE PRICE
Net Asset Value. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s net asset value (“NAV”) per share. The Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading (a Business Day). The Fund determines an NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. Eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. Eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. The Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed-income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost.
Equities traded outside of the Western Hemisphere are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Fund applies daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Fund calculates its NAV.

AQR Funds–Prospectus	23
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Fund on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Fund values the repurchase agreements and reverse repurchase agreements it has entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
You may obtain information as to the Fund’s current NAV per share by visiting the Fund’s website at https://funds.aqr.com or by calling (866) 290-2688.
GENERAL PURCHASING POLICIES
•	You may purchase the Fund’s Class R6 Shares at the NAV per share next determined following receipt of your purchase order in good order by the Fund or an authorized financial intermediary or other agent of the Fund. A purchase, exchange or redemption order is in “good order” when the Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of the Fund are responsible for timely transmitting those orders to the Fund.
•	You may purchase the Fund’s Class R6 Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class R6 Shares” below.
•	Once the Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•	The Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
•	Financial intermediaries purchasing the Fund’s shares on behalf of its customers must pay for such shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.
GENERAL REDEMPTION POLICIES
•	You may redeem the Fund’s Class R6 Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
•	The Fund cannot accept a redemption request that specifies a particular redemption date or price.
•	Once the Fund accepts your redemption order, you may not cancel or revoke it.
Timing of Redemption Proceeds. The Fund generally will transmit redemption proceeds on the next Business Day after receipt of your redemption request regardless of whether payment of redemption proceeds is to be made by check, wire, or Automatic Clearing House (“ACH”) transfer as described below under the heading “Payment of Redemption Proceeds.” However, the Fund reserves the right to delay payment for up to seven calendar days. If you recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received your payment. This confirmation process may take up to 10

AQR Funds–Prospectus	24
days. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the SEC orders the Fund to suspend redemptions or delay payment of redemption proceeds.
The Fund reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Excessive and Short-Term Trading. The Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Fund.
The Board of Trustees has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide the Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Fund reserves the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect the Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Fund has set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will work with the Fund’s Transfer Agent to restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Fund’s efforts to detect and prevent abusive trading activity, there can be no assurance that the Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Fund has entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Fund.
OTHER POLICIES
No Certificates. The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.
Frozen Accounts. The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. The Fund reserves the right, upon 60 days’ written notice to:
a)	redeem at NAV the shares of any shareholder whose account has a value in the Fund of less than the minimum initial investment requirement described under “Investing With the AQR Fund—Investment Minimums,” other than as a result of a decline in the NAV per share, or
b)	permit an exchange for shares of another class of the same Fund if the shareholder requests an exchange in lieu of redemption in accordance with subparagraph (a) above.
This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.
Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

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How to Buy Class R6 Shares
How to Buy Shares
You can open an account and make an initial purchase of shares of the Fund directly from the Fund or through certain financial intermediaries that have entered into appropriate arrangements with the Fund’s Distributor, ALPS Distributors, Inc.
To open an account and make an initial purchase directly with the Fund, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. You may also fax your completed Account Application to 1-866-205-1499. To obtain an Account Application, call (866) 290-2688 or download one from https://funds.aqr.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Fund will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also open an account or make an initial purchase directly with the Fund by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call (866) 290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Fund through your financial intermediary or directly from the Fund, depending on where your account is established. To purchase additional shares directly from the Fund, you may do so by mail, wire or fax following the instructions described above.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. The Fund has authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Fund. These financial intermediaries may charge their customers a transaction or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Automatic Investment Plan
The Fund offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in the Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (866) 290-2688 if you would like more information.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person that opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Fund online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (866) 290-2688 or visit https://funds.aqr.com.

AQR Funds–Prospectus	27
How to Redeem Class R6 Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class R6 Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Fund’s Distributor, the Fund or an authorized agent of the Fund. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Fund’s shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Fund, the Adviser, the Distributor and the Transfer Agent of the Fund, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine, subject to applicable law. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
By Telephone
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Fund in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Mail
To redeem by mail, you must send a written request for redemption to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. The Fund’s Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; (2) the redemption check is mailed to the shareholder(s) at the address of record; (3) an application is on file with the Transfer Agent; and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
By Fax
You may redeem your shares by faxing a written request for redemption to 1-866-205-1499. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Systematic Withdrawal
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Fund account. Your Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
Retirement Accounts
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Fund. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be on the next Business Day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Fund reserves the right to delay payment for up to seven calendar days. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds for more than seven calendar days when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the SEC orders the Fund to suspend redemptions or delay payment of redemption proceeds.
At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer.

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Generally, all redemptions will be in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents. The Fund may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Fund may satisfy redemption requests by accessing a bank line of credit or using other short-term borrowings from the Fund’s custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90 day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. While the Fund does not expect to routinely use redemptions in kind, the Fund reserves the right to do so at the request of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Fund Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Fund reserves the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Fund.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.

AQR Funds–Prospectus	29
How to Exchange Class R6 Shares
You may exchange shares of the Fund for any class of shares of another series of the Trust (each, a "Series"), provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details. Exchanges may be made on any day during which the NYSE is open for trading.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Fund’s Distributor, the Fund or an authorized financial intermediary or other agent of the Fund. A financial intermediary may charge its customers a transaction or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Fund’s shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of the Fund for shares of another Series is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Fund, the Adviser, the Distributor and the Transfer Agent of the Fund, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund or Series into which you are exchanging shares. To receive a current copy of the Fund's or Series’ prospectus, please call 1-866-290-2688 or visit https://funds.aqr.com.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.
Restrictions
•	If you bought shares through a financial intermediary, contact your financial intermediary to learn which Series and share classes your financial intermediary makes available to you for exchanges.
•	Exchanges may be made only between accounts that have identical registrations.
•	Not all Series offer all share classes.
•	You will generally be required to meet the minimum investment requirement for the class of shares into which your exchange is made.
•	Your exchange will also be subject to any other requirements of the Fund, Series or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).
•	The exchange privilege is not intended as a vehicle for short-term trading. The Fund or Series may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
•	The Fund and Series reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s or Series’ (as applicable) shareholders to do so.
By Telephone
Contact your financial intermediary or, if you purchased your shares directly from the Fund, you may exchange your shares by telephone if you choose that option on your Account Application by calling 1-866-290-2688. If you did not originally select the telephone option, you must provide written instructions to the Fund in order to add this option.
By Mail
Contact your financial intermediary or, if you purchased your shares through the Distributor, you must send a written request for exchange to the Fund at the following address:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
By Systematic Exchange Plan
You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other Series available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•	Exchanges may be made monthly.

AQR Funds–Prospectus	30
•	Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class R6 Shares”).
For more information, please contact your financial intermediary or the Fund.
The Fund also reserves the right to permit exchanges of shares of the Fund for shares of another class of the same Fund.

AQR Funds–Prospectus	31
Certain Additional Payments
The Adviser (or an affiliate) may make payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of the Fund’s shares or the administration of shareholder accounts. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
The Adviser may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

AQR Funds–Prospectus	32
Distributions and Taxes
Distributions
The Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.
Taxes
The following is a discussion of certain U.S. federal income tax considerations as they relate to distributions paid to you by the Fund and the sale or exchange of your Fund shares. It is not intended to be a full discussion of income tax laws and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions; therefore we recommend you consult your tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. Unless otherwise noted, the tax information below assumes you are a U.S. citizen or resident.
Sales. When you redeem or otherwise dispose of Fund shares, you will generally recognize capital gain or loss in the amount of the difference between the adjusted tax basis of your shares and the redemption proceeds, assuming that you hold the shares as capital assets. Such capital or loss would be long-term if the holding period exceeds one year and short-term if the holding period is one year or less, except any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares.
Exchanges. If you exchange your shares of the Fund for shares of another class of the same Fund, it will not be considered a taxable event and should not result in capital gain or loss. If you exchange your shares of the Fund for shares of another Fund, it will be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Cost Basis Reporting. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund is required to report annually on Form 1099-B the gross proceeds of all Fund shares sold or redeemed. In addition to gross proceeds, Fund is also required to report the cost basis of Fund shares sold or redeemed that were purchased on or after January 1, 2012. The cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If your account is held through a third party intermediary, you will need to contact your account representative with respect to the cost basis reporting methods available to you.
The cost basis information you receive may not include certain additional basis, holding period or other adjustments required for federal income tax purposes, therefore you should consult with your tax advisor to properly calculate gain or loss on the sale or redemption of Fund shares.
Distributions. Distributions are subject to federal income tax and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions may also be taxed by the country in which you reside. Distributions from net investment income and net short-term capital gain are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you held your Fund Shares. Fund distributions paid to you are taxable whether received in cash or reinvested in additional Fund shares, unless your Fund shares are held in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules; therefore, it is recommended that you consult your tax advisor about their applicability to your investment.
Distributions paid from long-term capital gains are generally taxed to individuals at either 15% or 20%, depending upon whether their taxable income exceeds certain threshold amounts. Distributions that are designated as “qualified dividend income” are taxed to non-corporate shareholders at long-term capital gain rates assuming that the relevant Fund shares are held for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.
An additional 3.8% Medicare contribution tax is imposed on net investment income, including, among other items, interest, dividends, and net gain, of U.S. individuals, estates and trusts that exceeds certain threshold amounts.
Investment income earned by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if the Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to you as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these foreign taxes.
Purchasing the Fund’s shares in a taxable account shortly before a distribution is paid by the Fund is sometimes called “buying into a distribution.” You will be fully taxed on the distribution even though the distribution reflects a return of a portion of your recent investment.

AQR Funds–Prospectus	33
Backup Withholding. You must furnish to the Fund your social security or other tax identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. The Fund is required to withhold 28% of your taxable distributions and redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Other Information. The Fund is required to withhold a 30% U.S. tax on dividend payments, and beginning on January 1, 2019, on redemption proceeds and certain capital gain dividends, made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.
For United Kingdom tax purposes, the Fund may apply for U.K. “reporting fund status,” which, if approved by the U.K. tax authorities and implemented by the Fund, would require the Fund to report information that may allow certain U.K.-based investors certain tax benefits. Shareholders potentially subject to U.K. income tax should consult their own tax advisor.

AQR Funds–Prospectus	34
Financial Highlights
The Fund has not commenced operations as of the date of this prospectus. As a result, no financial performance information for the Fund is available.

AQR Funds–Prospectus	35
Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.
1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the investment advisory contracts under which the Adviser serves as investment adviser to the Fund
Board or Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Code	the Internal Revenue Code of 1986, as amended
Distributor	ALPS Distributors, Inc.
Good order	a purchase, exchange or redemption order is in “good order” when the Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
IRS	the Internal Revenue Service
MSCI World Index	the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada
Momentum	the Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. In assessing positive momentum, the Adviser may also consider additional factors, such as the security’s return over the most recent month and other time periods. The criteria the Adviser uses for determining positive momentum may change from time to time
Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits a fund to pay distribution and shareholder servicing expenses out of fund assets
SEC	U.S. Securities and Exchange Commission
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the Statement of Additional Information for more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Fund’s Statement of Additional Information, request other information, and discuss your questions about the Fund by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Fund’s Statement of Additional Information, along with other information, free of charge, by visiting the Fund’s Web site at https://funds.aqr.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by e-mail request at publicinfo@sec.gov.
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
AQR Funds
Investment Company Act File No.: 811-22235

Privacy Notice for Individual Shareholders
The AQR Funds (the “Trust”) is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates, and in certain instances unaffiliated third parties as discussed below. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.
Why this Privacy Policy Applies to You
You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy. In the event that you hold shares of a series of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how the financial intermediary handles and shares your non-public personal information.
What We do to Protect Your Personal Information
We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.
Personal Information that We Collect and May Disclose
As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:
•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;
•	Information about your transactions with us, such as your account balances, payment history and investment and account activity; and
•	Information from public records we may access in the ordinary course of business.
•	We may disclose the above nonpublic personal information to our affiliates and we restrict access to those employees, officers and agents of the Trust and its affiliates who need to know that information in order to provide services to the Trust.
When We May Disclose Your Personal Information to Unaffiliated Third Parties
We will only share your personal information collected, as described above, with unaffiliated third parties:
•	At your request;
•	For everyday business purposes, such as to process transactions and to maintain and service accounts (unaffiliated third parties in this instance may include, but are not limited to, service providers such as the Trust’s distributors, administrators, custodians, accountants, attorneys, broker-dealers and transfer agents, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
•	With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;
•	When permitted or required by law to disclose such information to appropriate authorities; or
•	To comply with laws, rules and other applicable legal requirements, to comply with a legal investigation or to respond to judicial process or government regulatory authorities or other purposes as authorized by law.
We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law and regulation.
What We do with Personal Information about Our Former Customers
If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

AQR Funds
P.O. Box 2248, Denver, CO 80201-2248
p: +1.866.290.2688 | w: https://funds.aqr.com

AQR Funds
Statement of Additional Information
AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
August 23, 2017
Two Greenwich Plaza
Greenwich, CT 06830
(866) 290-2688
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Prospectus of the AQR Alternative Risk Premia Fund dated August 23, 2017 (together the “Prospectus”) which have been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248 or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. Copies of the Prospectus, SAI and the most current annual and semi-annual reports, when available, may be obtained without charge by writing the address or calling the phone number shown above. Each series of AQR Funds has distinct investment objectives and strategies. This SAI relates only to the AQR Alternative Risk Premia Fund.
Fund	Ticker Symbol
AQR Alternative Risk Premia Fund
Class I	QRPIX
Class N	QRPNX
Class R6	QRPRX

Fund	Ticker Symbol
AQR Diversified Arbitrage Fund
Class I	ADAIX
Class N	ADANX
Class R6	QDARX
AQR Equity Market Neutral Fund
Class I	QMNIX
Class N	QMNNX
Class R6	QMNRX
AQR Global Macro Fund
Class I	QGMIX
Class N	QGMNX
Class R6	QGMRX
AQR Long-Short Equity Fund
Class I	QLEIX
Class N	QLENX
Class R6	QLERX
AQR Managed Futures Strategy Fund
Class I	AQMIX
Class N	AQMNX
Class R6	AQMRX
AQR Managed Futures Strategy HV Fund
Class I	QMHIX
Class N	QMHNX
Class R6	QMHRX
AQR Multi-Strategy Alternative Fund
Class I	ASAIX
Class N	ASANX
Class R6	QSARX
AQR Risk-Balanced Commodities Strategy Fund
Class I	ARCIX
Class N	ARCNX
Class R6	QRCRX
AQR Risk Parity Fund
Class I	AQRIX
Class N	AQRNX
Class R6	AQRRX
AQR Risk Parity II MV Fund
Class I	QRMIX
Class N	QRMNX
Class R6	QRMRX
AQR Risk Parity II HV Fund
Class I	QRHIX
Class N	QRHNX
Class R6	QRHRX
AQR Style Premia Alternative Fund
Class I	QSPIX
Class N	QSPNX
Class R6	QSPRX
AQR Style Premia Alternative LV Fund
Class I	QSLIX
Class N	QSLNX
Class R6	QSLRX

Fund	Ticker Symbol
AQR Style Premia Alternative II Fund
Class I	QSTIX
Class N	QSTNX
Class R6	QSTRX

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information	2
Statement of Additional Information
AQR Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 4, 2008, and is currently composed of forty-seven series including, in part: AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV Fund and AQR Style Premia Alternative II Fund (each a “Fund” and collectively, “Funds”). Each Fund has distinct investment objectives and strategies. This SAI relates only to the AQR Alternative Risk Premia Fund, which has the same fiscal year-end of December 31. The AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style Fund, AQR TM Large Cap Multi-Style Fund, AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund, AQR TM Emerging Multi-Style Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Emerging Momentum Style Fund, AQR TM Large Cap Momentum Style Fund, AQR TM Small Cap Momentum Style Fund, AQR TM International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund, AQR Emerging Defensive Style Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR Large Cap Relaxed Constraint Equity Fund, AQR Small Cap Relaxed Constraint Equity Fund, AQR International Relaxed Constraint Equity Fund and AQR Emerging Relaxed Constraint Equity Fund are also series of the Trust and are described in a separate Statement of Additional Information.
The Trust and AQR Capital Management, LLC, the Funds’ investment adviser (the “Adviser”), have retained CNH Partners, LLC (“CNH” or “Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and with respect to certain strategies of the AQR Multi-Strategy Alternative Fund.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s respective Prospectus. No investment in the shares of any of the Funds should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.
Securities, Investment Strategies and Related Risks
The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.
Subject to the investment policies and restrictions as described in the Prospectus and in this SAI, the below table indicates which Funds may invest in or have exposure to the following securities or pursue any of the following investment strategies. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed.
Securities and/or Investment Strategies	Funds
Arbitrage Strategies	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Borrowing and Leverage	All Funds
Callable Bonds	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Cash Management/Temporary Investments	All Funds
Commodities Instruments	AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
Commodity-Linked Notes	AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund

AQR Funds–Statement of Additional Information	3
Securities and/or Investment Strategies	Funds
Contingent Value Rights	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Convertible Securities	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Corporate Loans	AQR Diversified Arbitrage Fund
Cybersecurity Risk	All Funds
Debt Obligations	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Party II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Depositary Receipts	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Distressed Investments	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Emerging Markets Investments	AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
Equity Securities	All Funds
Exchange-Traded Funds (“ETFs”)	All Funds
Exchange Traded Notes (“ETNs”)	All Funds
Foreign Government Debt Obligations	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Foreign Investments	All Funds
Foreign Exchange Risk and Currency Transactions	All Funds

AQR Funds–Statement of Additional Information	4
Securities and/or Investment Strategies	Funds
Forwards, Futures, Swaps and Options	All Funds
Special Risk Factors Regarding Forwards, Futures, Swaps and Options	All Funds
Regulatory Matters Regarding Forwards, Futures, Swaps and Options	All Funds
Forward Contracts	All Funds
Futures Contracts	All Funds
Stock Index Futures	All Funds
Futures Contracts on Securities	All Funds
Swap Agreements	All Funds
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Swaps on Equities, Currencies, Commodities and Futures	All Funds
Total Return and Interest Rate Swaps	All Funds
Writing Call Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Writing Put Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Purchasing Puts and Calls	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Options on Futures Contracts	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
Privately Negotiated Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
Additional Information Regarding Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Hybrid Instruments	AQR Diversified Arbitrage Fund
AQR Multi-Strategy Alternative Fund
Combined Transactions	All Funds
Hedging Transactions	All Funds
High Yield Securities	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Global Macro Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Illiquid Securities	All Funds
Inflation-Linked Bonds	AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
IPOs and SEOs	AQR Diversified Arbitrage Fund

AQR Funds–Statement of Additional Information	5
Securities and/or Investment Strategies	Funds
Liquidity Risk Management Rule	All Funds
Loans of Portfolio Securities	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Margin Deposits and Cover Requirements	All Funds
Margin Deposits for Futures Contracts	All Funds
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures	All Funds
Mid-Cap Securities Risk	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Momentum Style Risk	AQR Alternative Risk Premia Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Municipal Obligations	AQR Diversified Arbitrage Fund
PIPEs	AQR Diversified Arbitrage Fund
REITs	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Multi-Strategy Alternative Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Repurchase Agreements	All Funds
Reverse Repurchase Agreements	All Funds
Rights and Warrants	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Multi-Strategy Alternative Fund

AQR Funds–Statement of Additional Information	6
Securities and/or Investment Strategies	Funds
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Securities of Other Investment Companies	All Funds
Short Sales	All Funds
Small-Cap Securities Risk	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Equity Market Neutral Fund
AQR Global Macro Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk Parity Fund
AQR Risk-Parity II MV Fund
AQR Risk-Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
SPACs	AQR Diversified Arbitrage Fund
Structured Notes	AQR Alternative Risk Premia Fund
AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
AQR Style Premia Alternative II Fund
Subsidiary Risk	AQR Global Macro Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Strategy Alternative Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Risk Parity Fund
AQR Risk Parity II MV Fund
AQR Risk Parity II HV Fund
AQR Style Premia Alternative Fund
AQR Style Premia Alternative LV Fund
U.S. Government Securities	All Funds
Risks Related to the Adviser and to its Quantitative and Statistical Approach	All Funds
Arbitrage Strategies
The Funds may use a variety of arbitrage strategies in pursuing their investment strategy. The underlying relationships among securities in which each Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses.

AQR Funds–Statement of Additional Information	7
One type of arbitrage transaction that the Adviser or Sub-Adviser anticipates employing involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.
Borrowing and Leverage
Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.
The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of a Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.
Callable Bonds
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a Fund’s “callable” issues are subject to increased price fluctuation.
Cash Management/Temporary Investments
A Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.
A Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

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Commodities Instruments
There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
Commodity-Linked Notes
Commodity-linked notes and other related instruments purchased by the Funds are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index. Commodity-linked notes may be positively or negatively indexed, so the appreciation of the reference commodity may produce an increase or a decrease in the value of the principal at maturity. The rate of return on commodity-linked notes may be determined by applying a multiplier to the performance or differential performance of reference commodities or indices. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The purchase of commodity-linked notes exposes the Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Contingent Value Rights
The Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs may be awarded to shareholders in the context of a corporate acquisition or major restructuring, such as a Chapter 11 or other bankruptcy reorganization. For example, shareholders of an acquired or reorganized company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of future sale or liquidation event involving the company by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.
Convertible Securities
A Fund, subject to its investment strategies and policies, may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree

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than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). A Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.
Corporate Loans
The Fund may invest in “Corporate Loans,” including senior secured floating rate loans and other types of loans, such as fixed rate unsecured or delayed draw loans (together, “Loans”). Corporate Loans are made to corporations and other non-governmental entities and issuers. Senior secured Corporate Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Unsecured Corporate Loans generally are subject to similar risks as those associated with investments in senior secured Corporate Loans. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Corporate Loans generally have greater price volatility than senior secured Corporate Loans and may be less liquid.
The proceeds of Corporate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, internal growth and for other corporate purposes. Corporate Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The risks associated with Corporate Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although senior secured Corporate Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior secured Corporate Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in senior secured Corporate Loans generally have less interest rate risk than below-investment-grade rated bonds.
An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value. Like other debt instruments, Corporate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Corporate Loan. The collateral securing a Corporate Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Corporate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Corporate Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Corporate Loans including, in certain circumstances, invalidating such Corporate Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
The Fund may purchase and retain in its portfolio Corporate Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Corporate Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Corporate Loan. Corporate Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. Corporate Loans may not be considered “securities” for purposes of the federal securities laws, other than the 1940 Act, and, therefore, purchasers of Corporate Loans, such as the Fund, may not be entitled to rely on the anti-fraud and other protections of the other federal securities laws. The amount of public information available with respect to Corporate Loans may be less extensive than that available for registered or exchange-listed securities. No active trading market may exist for some Corporate Loans and some Corporate Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize full value and thus cause a decline in the Fund’s net asset value. Transactions in Corporate Loans may settle on a delayed basis, and the proceeds from the sale of a Corporate Loan may not be readily available to make additional investments or to meet the Fund’s redemption obligations. During periods of limited demand and liquidity for Corporate Loans, the Fund’s net asset value may be adversely affected. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Corporate Loans and other debt obligations, impairing the Fund’s net asset value. In addition, the Fund may not

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be able to readily sell its Corporate Loans at prices that approximate those at which the Fund could sell such Corporate Loans if they were more widely traded. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
To the extent Corporate Loans are deemed to be liquid by the Fund, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for Corporate Loans. The Fund monitors each type of Corporate Loan in which it is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.
The Fund may purchase Corporate Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. The Fund may also purchase participations in the original syndicate making Corporate Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Economic and other events (whether real or perceived) can reduce the demand for certain Corporate Loans or Corporate Loans more generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.
Debt Obligations
A Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code or may be exposed to debt securities through derivative instruments.
Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.
Depositary Receipts
A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many

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of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.
Distressed Investments
The Fund may invest in distressed investments, the issuers of which are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in such distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. The Fund may also invest in distressed investments issued by governmental entities, including municipal bonds and sovereign debt. Distressed investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any restructuring, reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. This risk may be heightened when the Fund has invested in distressed instruments of private or governmental issuers outside of the United States. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including Corporate Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments. See also “Emerging Markets Investments,” “Foreign Government Debt Obligations,” “Foreign Investments” and “Municipal Obligations” below.
Emerging Markets Investments
A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.
Equity Securities
A Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (PIPEs), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity

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securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.
The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Exchange-Traded Funds (“ETFs”)
A Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.
Exchange Traded Notes (“ETNs”)
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. The Fund could lose some or all of the amount invested in an ETN.
Foreign Government Debt Obligations
Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of

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economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent that a sovereign debtor is currently undergoing, or in the future enters into, a restructuring of its debt or defaults on its obligations, the Fund will be subject to additional risks and the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its initial investment. See also “Distressed Investments” above.
Foreign Investments
A Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”
Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
Foreign Exchange Risk and Currency Transactions
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser or Sub-Adviser, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were

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excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Funds in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Adviser or Sub-Adviser may be incorrect in its forecasts of market value and currency exchange rates.
Forwards, Futures, Swaps and Options
As described below, a Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.
A Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.
Special Risk Factors Regarding Forwards, Futures, Swaps and Options
Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.
A Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.
A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.
OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund.

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Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s or Sub-Adviser's use of derivative instruments will be advantageous to a Fund.
Regulatory Matters Regarding Forwards, Futures, Swaps and Options
The Funds and, if applicable, any Cayman Island subsidiary through which they invest are subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any of the Funds.
Transactions in futures and options by any of the Funds are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser or Sub-Adviser (or an adviser that is an affiliate of the Funds’ Adviser or Sub-Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Forward Contracts
A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, the Fund will be subject to these risks.
Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.
Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.
Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Futures Contracts
U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Funds may also invest in volatility index futures contracts and non-U.S. futures contracts.
There are several risks in connection with the use of futures by the Funds. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than

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the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.
The Funds may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money.
The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser, as applicable, may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).
Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
Stock Index Futures
A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.
Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

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Futures Contracts on Securities
The Funds may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
Swap Agreements
A Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.
Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.
A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser or Sub-Adviser, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

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Certain restrictions imposed on the Funds by the Code may limit each of the Funds’ ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Global regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealer to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of other investment companies in which a Fund invests generally may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in over the next several years. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Funds by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)
The Funds may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Swaps on Equities, Currencies, Commodities and Futures
A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.
Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased

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in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover each of the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Adviser or Sub-Adviser believe that these transactions do not constitute senior securities under the 1940 Act.
Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Total Return and Interest Rate Swaps
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Writing Call Options
A Fund may write covered calls. When a Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The call may be exercised at any time during the call period. A Fund writing call options attempts to realize, through the receipt of premiums, a greater return than would be realized on the underlying investment. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call a Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. If a Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. A Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.
A Fund may also write an uncovered call (i.e., the Fund does not hold the underlying security) or calls on futures without owning a futures contract on deliverable securities, provided that at the time the call is written, the Fund covers the call with an equivalent dollar value of deliverable securities, cash or liquid assets. A Fund writing uncovered call options attempts to realize income without committing capital to the ownership of the underlying securities or instruments. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Each Fund will cover with additional liquid assets if the value of the segregated assets drops below 100% of the current market value of the underlying instrument. Uncovered calls have speculative characteristics and the potential for loss is unlimited. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security or instrument above the exercise price of the option. When an uncovered call option on a security is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase,

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except at much higher prices, thereby reducing or eliminating the value of the premium. If the purchase price exceeds the exercise price, a Fund will lose the difference. Purchasing securities to cover the exercise price of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss.
Writing Put Options
A put option on a security or futures contract gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The put may be exercised at any time during the option period. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund (as the writer of the put) has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
When writing put options on securities or futures contracts, to secure its obligation to pay for the underlying security or futures contract, a Fund will either (i) segregate on its records cash or liquid assets equal to the exercise price of the option less margins or deposits; (ii) sell the underlying security short at a price at least equal to the strike price or (iii) purchase a put option with a strike price at least equal to the strike price of the put option sold. A Fund therefore may have to forego certain opportunities to invest the assets used to cover the obligation. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange (in the context of puts on currencies) or to take delivery of the underlying security against payment of the exercise price. A Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security or instrument from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
Purchasing Puts and Calls
A Fund may purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns (a “protective put”) enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).
Puts and calls on securities indices or securities index futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a securities index or securities index future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index or securities index future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index or securities index future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the securities index or securities index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

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 When a Fund purchases a put on a securities index, or on a securities index future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a stock index future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
Options on Futures Contracts
Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).
Privately Negotiated Options
A Fund may also invest in privately negotiated option contracts (each, a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.
Private Options will generally have a term ranging from 12 to 60 months. A Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Adviser or Sub-Adviser in accord with a Fund’s investment objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including interests in so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Adviser or Sub-Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.
As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows a Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, a Fund may lose all or a portion of the Premium paid for the Private Option. A Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund.
Upon the termination or expiration of a Private Option, a Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will a Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to a Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by a Fund at any time will be treated as an illiquid asset.
The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, a Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.
The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Adviser or Sub-Adviser to be creditworthy and approved by the Funds’ Board, including a majority of the Independent Directors. The Adviser, the Sub-Adviser and the Funds will not have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Adviser, the Sub-Adviser, nor the Funds will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

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Additional Information Regarding Options
The Funds’ Custodian or a securities depository acting for the Custodian, will act as the Funds’ escrow agent, through the facilities of Options Clearing Corporation (“OCC”), as to the investments on which the Funds have written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Funds’ entering into a closing transaction. An option position may be closed out only on a market, which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.
When a Fund writes an OTC option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which such Fund would have the absolute right to purchase that OTC option.
A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.
Hybrid Instruments
A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each, a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
Combined Transactions
A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser or Sub-Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s or Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Hedging Transactions
The Adviser and Sub-Adviser, from time to time, employ various hedging techniques.
The success of a Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s  ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser or Sub-Adviser may determine, in its sole

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discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser or Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
High Yield Securities
Non-investment grade or “high yield” fixed income or convertible securities, commonly known to investors as “junk bonds,” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser or Sub-Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by S&P Global Ratings (“S&P”)) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks in high yield bond investments include the following:
•	High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
•	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
•	High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of high yield bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed income securities.
•	The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
•	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
•	The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the

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sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.
In selecting non-investment grade securities, the Adviser or Sub-Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Adviser or Sub-Adviser monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.
In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
Illiquid Securities
As a non-fundamental investment policy, a Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.
Repurchase agreements not entitling the holder to payment of principal in seven days, and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or another exemption from registration under such Act, the Adviser or Sub-Adviser may determine that the security is liquid under guidelines adopted by the Board of Trustees. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund treats such holdings as illiquid.
To enable the Funds to sell restricted securities not registered under the 1933 Act, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund’s ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.
In addition to the above, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Inflation-Linked Bonds
The Fund may invest in inflation-linked bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Inflation-linked securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-linked bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee

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of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-linked bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-linked bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked bonds. There can be no assurance, however, that the value of inflation-linked bonds will be directly correlated to changes in interest rates.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-linked bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-linked bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
IPOs and SEOs
“ IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or SEOs and therefore investors should not rely on any past gains from them as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering. When an initial public offering or seasoned equity offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Liquidity Risk Management Rule
In October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. The Funds will be required to comply with the rule by December 1, 2018. The effect the new rule will have on the Funds is not yet known, but the rule may impact a Fund’s performance and ability to achieve its investment objective.
Loans of Portfolio Securities
To attempt to increase its income or total return, a Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet certain minimum required collateral levels for the type of loaned security. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser or Sub-Adviser, as applicable, will call a loan in anticipation of any important vote.

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The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on the approved list.
Margin Deposits and Cover Requirements
Margin Deposits for Futures Contracts
Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser or Sub-Adviser, as applicable, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures
Each Fund will comply with regulatory guidance and interpretations with respect to coverage of forwards, futures, swaps and options. In certain instances, these require segregation or “ear marking” by the Fund of cash or liquid securities on its books and records or with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Each Subsidiary (as defined below) will comply with these asset segregation requirements to the same extent as the Fund that holds the Subsidiary’s securities.
For example, with respect to a futures contract that is cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. For asset segregation purposes, physically settled futures contracts (and written options on such contracts) will be treated like cash settled futures contracts when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Forward contracts that physically settle (and written options on such contracts) but are subject to this type of contractual off-setting arrangement with a third party will similarly be treated like cash settled forward contracts for asset segregation purposes. Use of this contractual off-setting approach exposes a Fund to counterparty risk. See also “Counterparty Risk” in each Fund’s Prospectus. It also expands the ability of a Fund to use futures and forwards, which involve additional risk. See also “Forwards, Futures, Swaps and Options—Special Risk Factors Regarding Forwards, Futures, Swaps and Options,” “Forwards, Futures, Swaps and Options—Forward Contracts,” “Forwards, Futures, Swaps and Options—Futures Contracts,” “Forwards, Futures, Swaps and Options—Stock Index Futures,” and “Forwards, Futures, Swaps and Options—Futures Contracts on Securities” above.
Mid-Cap Securities Risk
The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

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Momentum Style Risk
Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.
Municipal Obligations
Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).
Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.
Many municipalities currently have significant underfunded pension liabilities during a time when municipal tax bases are shrinking. These liabilities could result in the insolvency of the municipality and its inability to pay its municipal bond obligations. Some municipalities are issuing pension obligation bonds to cover shortfalls in their employee pension funds as an alternative to raising taxes. If the underlying pension fund underperforms, the pension obligation bonds may create additional costs for taxpayers, put retirement funds in jeopardy, or force municipalities into bankruptcy.
An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.
Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the Fund nor the Adviser will independently review the basis for such opinions.
The U.S. Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If any such proposals were enacted, the availability of municipal obligations for investment by the Fund and the value of the municipal obligations in its portfolio could be adversely affected.
The municipal obligations in which the Fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland U.S. entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the Fund.
PIPEs
The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the OTC securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration

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in accordance with Rule 144 under the 1933 Act or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
REITs
In pursuing its investment strategy, a Fund may invest in shares of real estate investment trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Repurchase Agreements
A Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements.

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Reverse Repurchase Agreements
A Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
At the time a Fund enters into a reverse repurchase agreement, it will segregate (i.e., designate on the Fund’s books and records) liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rights and Warrants
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Securities of Other Investment Companies
A Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.
Short Sales
A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the

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price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in the Fund’s Prospectus.
In addition to the general risks related to short sales discussed above, the Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.
Small-Cap Securities Risk
Investments in small-cap companies involve higher risks in some respects than do investments in stocks of larger companies (including mid-cap and large-cap companies). For example, prices of such stocks are often more volatile than prices of larger capitalization stocks. In addition, due to thin trading in some small capitalization stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
SPACs
The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Subsidiary Risk
Investment in a Subsidiary (as defined below) is expected to provide certain Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service revenue rulings. The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own boards of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.
It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but each Subsidiary may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although a Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its

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Subsidiary. Each Fund’s investment in its Subsidiary may vary depending on the types of instruments selected by the Adviser to gain exposure to the commodities markets. To the extent that a Fund invests in a Subsidiary, such Fund may be subject to the risks associated with the abovementioned derivative instruments and other securities, which are discussed elsewhere in its Prospectus and this SAI.
While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this SAI and could negatively affect the Funds and their shareholders.
U.S. Government Securities
U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.
On August 5, 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+ rating. Another downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P may cause the value of the Fund’s U.S. Treasury obligations to decline.
Risks Related to the Adviser and to its Quantitative and Statistical Approach
Trading Judgment
The success of the proprietary valuation techniques and trading strategies employed by the Funds is subject to the judgment and skills of the Adviser and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.
Model and Data Risk
Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

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Obsolescence Risk
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s performance.
Crowding/Convergence
There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with a Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the Adviser’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.
Risk of Programming and Modeling Errors
The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies.
Involuntary Disclosure Risk
As described above (under “Model and Data Risk” and “Crowding/Convergence”), the ability of the Adviser to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of a Fund.
Proprietary Trading Methods
Because the trading methods employed by the Adviser on behalf of each Fund are proprietary to the Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.
Fundamental Policies
The Funds’ policies set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds’ investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Trust’s Board of Trustees without the approval of shareholders.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated in item 2 below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).
Each Fund
1.	Each of the AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund and AQR Style Premia Alternative II Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

AQR Funds–Statement of Additional Information	33
2.	May borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.	May not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); or (iv) with respect to the AQR Risk-Balanced Commodities Strategy Fund, investments providing exposure to an industry or groups of industries in commodity sectors.
For the purposes of this policy, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
4.	May not purchase or sell real estate or any interest therein, other than as may be acquired as a result of ownership of securities or other instruments and provided that the Fund shall not be prevented from investing in securities backed by real estate or securities of companies engaged in the real estate business.
5.	The AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund and AQR Risk Parity Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy HV Fund, AQR Style Premia Alternative Fund, AQR Global Macro Fund, AQR Equity Market Neutral Fund, AQR Style Premia Alternative LV Fund, AQR Style Premia Alternative II Fund and AQR Alternative Risk Premia Fund may not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.	May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
8.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (a) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.
The following notations are not considered to be part of the Funds’ fundamental policies and are subject to change without shareholder approval.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis and except as noted in the following sentence, apply only at the time a transaction is entered into. Therefore, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

AQR Funds–Statement of Additional Information	34
With respect to the fundamental policy relating to the concentration of investments set forth in (3) above, a Fund intends to include the Fund’s investments in securities of other industry-specific investment companies for purposes of calculating such Fund’s industry concentration, to the extent practicable.
Non-Fundamental Investment Policies Related to Fund Names
Certain Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for each Fund with such a name to invest under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in investments of the type suggested by the Fund’s name, in each case as set forth in the Fund’s Prospectus.
With respect to each of these Funds, the Trust has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described above.
Management of the Funds
The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of eight individuals (each, a “Trustee”), six of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser, the Sub-Adviser (in the case of AQR Diversified Arbitrage Fund and with respect to certain strategies of the AQR Multi-Strategy Alternative Fund) and the Funds’ administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.
Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is Two Greenwich Plaza, Greenwich CT 06830.
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010; and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009-2010) (financial services)	47	Janus Capital Group (2008-2016); ETF Securities (2010-2013)
L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (since 2014); Managing Director, Finance Scholars Group (2010-2014) (consulting)	47	Nuveen Exchange Traded Commodities Funds (2012-2016)
William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008-2012) (insurance)	47	Webster Financial Corporation (since 2014); Blucora, Inc. (since 2017)
Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	47	None

AQR Funds–Statement of Additional Information	35
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	47	Biogen Inc. (since 2008); Arch Capital Group (since 2010); Bioverativ Inc. (since 2017); BG Medicine (2012-2015 ); RiverPark Funds Trust (2010-2012)
Mark. A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Senior Lecturer, Columbia Business School (since 2002); Visiting Senior Lecturer, Cornell University (2004-2013)	47	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)
Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	47	None
Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	47	None
Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Principal and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel, KKR & Co., L.P. (2008-2013)	N/A	N/A
Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007-2013)	N/A	N/A
Greg McNeil, M.S., M.B.A., CPA, 1975	Vice President and Treasurer, since 2015	Vice President, AQR Capital Management, LLC (since 2015); Assistant Treasurer, Franklin Templeton Investments (2010-2015)	N/A	N/A
Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

AQR Funds–Statement of Additional Information	36
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Brendan R. Kalb, J.D., 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A
Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A
Tara Bongiorni, CPA 1977	Assistant Treasurer, since 2017	Vice President, AQR Capital Management, LLC (since 2015); Vice President, Goldman Sachs Asset Management (2002-2015)	N/A	N/A
[1]	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 72.
[2]	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[3]	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Funds, has engaged the Adviser, and for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, has also engaged the Sub-Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser, the Sub-Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of eight members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings and holds special telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet in executive session, at which no Trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Armour, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds’ investment management and business affairs,  and also by the Sub-Adviser with respect to the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, the Sub-Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the

AQR Funds–Statement of Additional Information	37
Adviser, the Sub-Adviser and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Timothy K. Armour, M.B.A. Mr. Armour has served as a Trustee of the Trust since 2008. In addition, he has more than 33 years of business and executive experience, specifically in the mutual fund industry. Mr. Armour has held senior positions with Morningstar, Inc. and Janus Capital Group. Mr. Armour also has corporate governance experience serving as a director/trustee of other entities, including Janus Capital Group, ETF Securities and AARP Services.
L. Joe Moravy, M.B.A., CPA. Mr. Moravy has served as a Trustee of the Trust since 2008. In addition, he has more than 42 years of business and executive experience primarily in the auditing and accounting area. Mr. Moravy has more than 37 years of audit and accounting related experience as a certified public accountant at leading accounting firms where he provided audit and accounting-related services to financial services companies. As a certified public accountant, Mr. Moravy also has gained corporate governance experience through working with the boards of directors and audit committees of public and private corporations. He also serves on the independent committee of Nuveen Exchange Traded Commodity Funds and has served as a director of several not-for-profit organizations.
William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 43 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with CIGNA, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director of Webster Financial Corporation, as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.
Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 42 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Brian S. Posner, M.B.A. Mr. Posner has served as a Trustee of the Trust since 2011. In addition, he has more than 28 years of business experience in financial services. Mr. Posner has extensive experience in various executive and other positions with Point Rider Group LLC, ClearBridge Advisors, Hygrove Partners LLC/Hygrove Management LLC, Warburg Pincus Asset Management and Fidelity Management and Research Company. Mr. Posner also has corporate governance experience serving as a director/trustee of other entities, including BG Medicine, Biogen Inc., Arch Capital Group, Anadys Pharmaceuticals, Inc., the Mutual Fund Store, Sotheby’s, Bioverativ Inc. and the River Park Funds.
Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 31 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 13 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.
David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 28 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to cofounding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987 – 1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Marco Hanig, Ph.D. Dr. Hanig has served as a Trustee of the Trust since 2014, as Chief Executive Officer since 2009 and as President since 2008. In addition, he has more than 20 years of business and executive experience related to mutual funds and is a Principal of the Adviser. He has been with the Adviser since 2008. Prior to joining the Adviser, Dr. Hanig was a principal with William Blair & Company, where he served as President of the William Blair Funds and Chief Operating Officer of the Investment Management Department. Dr. Hanig also has corporate governance experience as a director/trustee for not-for-profit organizations.

AQR Funds–Statement of Additional Information	38
Committees of the Board of Trustees
As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller and Dr. Hanig, as Interested Trustees, are not members of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met six times and the Nominating and Governance Committee met one time during the fiscal year ended December 31, 2016.
Audit Committee. L. Joe Moravy, M.B.A., CPA, serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and:
•	oversees the accounting, auditing and financial reporting processes of each of the Funds;
•	hires (and fires, if needed) the Funds’ independent registered public accounting firm (subject to the ratification of the Board of Trustees);
•	pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;
•	reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;
•	receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;
•	considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and
•	investigates any improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting.
Nominating and Governance Committee. Brian S. Posner, M.B.A., serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:
•	reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;
•	reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;
•	undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and
•	meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.
If there is a vacancy on the Board, the Nominating and Governance Committee will:
•	identify and evaluate potential candidates to fill any such vacancy on the Board;
•	select from among the potential candidates a nominee to be presented to the full Board for its consideration; and
•	recommend to the Board a nominee to fill any such vacancy.
When seeking suggestions for nominees to serve as independent trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.
Fund Ownership of the Trustees
The following table sets forth, for each Trustee, the dollar range of shares owned in a Fund as of December 31, 2016, as well as the aggregate dollar range of shares owned by the Trustee in the Trust as of the same date:
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
Timothy K. Armour, M.B.A.	AQR Multi-Strategy Alternative Fund	$10,001-50,000	Over $100,000*
	AQR Long-Short Equity Fund	Over $100,000

AQR Funds–Statement of Additional Information	39
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
L. Joe Moravy, M.B.A., CPA	AQR Diversified Arbitrage Fund	$10,001-50,000	Over $100,000*
	AQR Equity Market Neutral Fund	$10,001-50,000
	AQR Long-Short Equity Fund	$50,001-100,000
	AQR Managed Futures Strategy Fund	$50,001-100,000
	AQR Multi-Strategy Alternative Fund	$50,001-100,000
	AQR Risk-Balanced Commodities Strategy Fund	$10,001-50,000
	AQR Risk Parity Fund	Over $100,000
	AQR Risk Parity II HV Fund	$10,001-50,000
	AQR Style Premia Alternative Fund	$10,001-50,000
William L. Atwell, M.B.A.	N/A	N/A	Over $100,000*
Gregg D. Behrens, M.M.	AQR Multi-Strategy Alternative Fund	$10,001-50,000	Over $100,000*
	AQR Managed Futures Strategy HV Fund	$50,001-100,000
Brian Posner, M.B.A.	AQR Risk Parity Fund	Over $100,000	Over $100,000
Mark A. Zurack, M.B.A., CFA	N/A	N/A	Over $100,000*
David Kabiller, CFA	AQR Diversified Arbitrage Fund	$10,001-$50,000	Over $100,000*
	AQR Global Macro Fund	Over $100,000
	AQR Multi-Strategy Alternative Fund	Over $100,000
	AQR Risk Parity II HV Fund	Over $100,000
Marco Hanig, Ph.D.	AQR Managed Futures Strategy HV Fund	Over $100,000	Over $100,000*
	AQR Style Premia Alternative Fund	$10,001-50,000
*	Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.
Fund Ownership of the Trustees and Officers
This SAI relates only to the AQR Alternative Risk Premia Fund, which has not commenced operations as of the date of this SAI.
Compensation of Trustees and Certain Officers
Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. For the calendar year ended December 31, 2016, the annual retainer paid to Disinterested Trustees was $85,000 and the Disinterested Trustees also received an $8,500 per meeting fee for regularly scheduled meetings, plus $2,500 per special telephonic meeting. The Chairman of the Board received an additional $22,500 annual retainer and the Chairman of the Audit Committee received an additional $10,000 annual retainer and the Chairman of the Nominating and Governance Committee received an additional $5,000 annual retainer. For the 2017 calendar year the annual retainer payable to Disinterested Trustees increased to $120,000. Each Disinterested Trustee will also receive a meeting fee of $10,000 per Board meeting (excluding telephonic Board meetings) for the 2017 calendar year. The Chairman of the Board will receive an annual retainer of $35,000, the Chairman of the Audit Committee will receive an annual retainer of $15,000 and the Chairman of the Nominating and Governance Committee will receive an annual retainer of $7,500 for the 2017 calendar year. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.

AQR Funds–Statement of Additional Information	40
The table below shows the compensation that was paid to the Disinterested Trustees for the Funds’ fiscal year ended December 31, 2016:
Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust
Timothy K. Armour, M.B.A., Disinterested Trustee, Chairman of the Board	None	$154,000.00
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	None	$141,500.00
William L. Atwell, M.B.A., Disinterested Trustee*	None	$136,500.00
Gregg D. Behrens, M.M., Disinterested Trustee	None	$131,500.00
Brian Posner, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	None	$131,500.00
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$131,500.00

Name of Person, Position	Aggregate Compensation from the AQR Diversified Arbitrage Fund	Aggregate Compensation from the AQR Managed Futures Strategy Fund	Aggregate Compensation from the AQR Risk Parity Fund	Aggregate Compensation from the AQR Multi-Strategy Alternative Fund
Timothy K. Armour, M.B.A., Disinterested Trustee, Chairman of the Board	$4,298.44	$58,304.00	$3,256.60	$16,554.48
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$4,006.19	$53,112.71	$3,053.02	$15,138.64
William L. Atwell, M.B.A., Disinterested Trustee*	$3,889.29	$51,036.18	$2,971.59	$14,572.30
Gregg D. Behrens, M.M., Disinterested Trustee	$3,772.39	$48,959.63	$2,890.16	$14,005.96
Brian Posner, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$3,772.39	$48,959.63	$2,890.16	$14,005.96
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,772.39	$48,959.63	$2,890.16	$14,005.96

AQR Funds–Statement of Additional Information	41
Name of Person, Position	Aggregate Compensation from the AQR Risk-Balanced Commodities Strategy Fund	Aggregate Compensation from the AQR Risk Parity II MV Fund	Aggregate Compensation from the AQR Risk Parity II HV Fund	Aggregate Compensation from the AQR Managed Futures Strategy HV Fund
Timothy K. Armour, M.B.A., Disinterested Trustee, Chairman of the Board	$1,704.77	$1,432.65	$1,253.65	$4,106.38
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$1,640.70	$1,393.50	$1,230.69	$3,825.06
William L. Atwell, M.B.A., Disinterested Trustee*	$1,615.06	$1,377.85	$1,221.51	$3,712.53
Gregg D. Behrens, M.M., Disinterested Trustee	$1,589.43	$1,362.19	$1,212.33	$3,600.01
Brian Posner, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$1,589.43	$1,362.19	$1,212.33	$3,600.01
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$1,589.43	$1,362.19	$1,212.33	$3,600.01

Name of Person, Position	Aggregate Compensation from the AQR Long-Short Equity Fund	Aggregate Compensation from the AQR Style Premia Alternative Fund	Aggregate Compensation from the AQR Global Macro Fund	Aggregate Compensation from the AQR Style Premia Alternative LV Fund
Timothy K. Armour, M.B.A., Disinterested Trustee, Chairman of the Board	$6,475.17	$15,155.36	$1,201.42	$2,563.08
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$5,975.07	$13,860.47	$1,183.35	$2,419.48
William L. Atwell, M.B.A., Disinterested Trustee*	$5,775.03	$13,342.52	$1,176.12	$2,362.06
Gregg D. Behrens, M.M., Disinterested Trustee	$5,575.00	$12,824.56	$1,168.89	$2,304.63
Brian Posner, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$5,575.00	$12,824.56	$1,168.89	$2,304.63
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$5,575.00	$12,824.56	$1,168.89	$2,304.63

AQR Funds–Statement of Additional Information	42
Name of Person, Position	Aggregate Compensation from the AQR Equity Market Neutral Fund
Timothy K. Armour, M.B.A., Disinterested Trustee, Chairman of the Board	$4,471.23
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$4,151.65
William L. Atwell, M.B.A., Disinterested Trustee*	$4,023.82
Gregg D. Behrens, M.M., Disinterested Trustee	$3,895.99
Brian Posner, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$3,895.99
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,895.99
*	Mr. Atwell served as chairman of the Nominating and Governance Committee during the fiscal year ended December 31, 2016.
**	Compensation information has not been provided for the AQR Style Premia Alternative II Fund or the AQR Alternative Risk Premia Fund because the Funds have not commenced operations as of the date of this SAI.
Personal Trading
The Trust, Adviser and Sub-Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser, Sub-Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser and Sub-Adviser; establish procedures for personal investing; and restrict certain transactions.
The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.
Proxy Voting Policies and Procedures
The Adviser and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.
Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling 1-866-290-2688 or (ii) on the SEC’s website at http://www.sec.gov.
Portfolio Holdings Disclosure
Within 15 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds’ website at https://funds.aqr.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Forms N-CSR and Forms N-Q will be available on the SEC website at http://www.sec.gov.
Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub-advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Funds confidential.
The Funds or the Adviser have entered into ongoing arrangements to disclose portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:
•	The Board of Trustees of the Funds and, if necessary, Independent Trustee counsel and Fund counsel
•	Employees of the Adviser and its affiliates

AQR Funds–Statement of Additional Information	43
•	The Custodians of the Funds
•	The Administrator of the Funds
•	The Transfer Agent of the Funds
•	The Distributor of the Funds
•	The independent registered public accounting firm of the Funds
•	Morningstar, Inc.
•	Lipper Inc.
•	Bloomberg
•	Factset
•	ISS Governance Services
•	Interactive Data Corporation
•	Markit Group Limited
•	Markit WSO Corporation
•	Lincoln Partners Advisors LLC
•	WM Company
•	Infinit Outsourcing, Inc.
•	International Fund Services (Ireland) Limited
•	Financial Recovery Technologies, LLC
With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.
In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser and Sub-Adviser provide information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Funds or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
The Adviser also may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds’ website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business propose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds’ shareholders and the interests of the Adviser, the Sub-Adviser or their affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.
The Adviser manages other accounts such as separate accounts, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds’ portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.

AQR Funds–Statement of Additional Information	44
The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds compliance with this policy.
Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.
Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.
The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.
Investment Advisory and Other Services
Investment Adviser
The Adviser, AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, CT 06830, serves as the investment adviser to  each Fund pursuant to an investment advisory contract entered into by the Trust, on behalf of each Fund (together, the “Advisory Agreements”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each of the Funds’ investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.
The Adviser also serves as the investment adviser to each of the AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund; the AQR Managed Futures Strategy HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy HV Fund; the AQR Risk Parity Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity Fund; the AQR Multi-Strategy Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Strategy Alternative Fund; the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund; the AQR Risk Parity II MV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II MV Fund; the AQR Risk Parity II HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk Parity II HV Fund; the AQR Style Premia Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Style Premia Alternative Fund; the AQR Global Macro Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Global Macro Fund and the AQR Style Premia Alternative LV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Style Premia Alternative LV Fund, each organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary”), pursuant to a separate investment advisory agreement with each Subsidiary. The Adviser does not receive additional compensation for its management of each Subsidiary.
The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Members of AQR Holdings.
Under the Advisory Agreements, the Funds pay the Adviser a management fee on a monthly basis in an amount equal to the following amounts annually of the average daily net assets of each of the Funds:
Fund
AQR Alternative Risk Premia Fund	1.20%
AQR Diversified Arbitrage Fund	1.00%
AQR Equity Market Neutral Fund	1.10%
AQR Global Macro Fund	1.25%
AQR Long-Short Equity Fund	1.10%
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45%

AQR Funds–Statement of Additional Information	45
Fund
AQR Multi-Strategy Alternative Fund[1]	1.80%
AQR Risk-Balanced Commodities Strategy Fund[2]	0.80%
AQR Risk Parity Fund	0.75% on the first $1 billion of net assets; 0.70% on net assets in excess of $1 billion
AQR Risk Parity II MV Fund[3]	0.75% on the first $1 billion of net assets; 0.725% on net assets in excess of $1 billion up to $3 billion; 0.70% on net assets in excess of $3 billion
AQR Risk Parity II HV Fund[4]	0.95% on the first $1 billion in net assets; 0.925% on net assets in excess of $1 billion up to $3 billion; 0.90% on net assets in excess of $3 billion
AQR Style Premia Alternative Fund	1.35%
AQR Style Premia Alternative LV Fund	0.65%
AQR Style Premia Alternative II Fund	1.15%
[1]	Effective May 1, 2014, the Fund’s advisory fee breakpoints were removed and the Fund’s contractual advisory fee was reduced to equal the lowest rate under the prior contractual advisory fee breakpoint schedule. Prior to May 1, 2014, the rates under the contractual advisory fee breakpoint schedule were 1.85% of the first $1 billion of net assets and 1.80% on net assets in excess of $1 billion.
[2]	Effective May 1, 2014, (i) the Fund’s contractual advisory fee and shareholder servicing fee were bundled into one contractual Management Fee equal to the sum of the lowest rate under the prior contractual advisory fee breakpoint schedule plus the shareholder servicing fee and (ii) the Fund’s advisory fee breakpoints were removed. Prior to May 1, 2014, the advisory fee rate for the AQR Risk-Balanced Commodities Strategy Fund was at the annual rate of 0.60% on the first $1 billion of net assets, 0.575% on net assets in excess of $1 billion up to $3 billion and 0.55% on net assets in excess of $3 billion and the shareholder servicing fee was 0.25%. Effective May 1, 2014, there is no shareholder servicing fee.
[3]	Effective May 1, 2014, the Fund’s contractual advisory fee and shareholder servicing fee were bundled into one contractual Management Fee. Prior to May 1, 2014, the shareholder servicing fee was 0.25% and the advisory fee rate for the AQR Risk Parity II MV Fund was at the annual rate of 0.50% on the first $1 billion of net assets, 0.475% on net assets in excess of $1 billion up to $3 billion and 0.45% on net assets in excess of $3 billion. Effective May 1, 2014, there is no shareholder servicing fee.
[4]	Effective May 1, 2014, the Fund’s contractual advisory fee and shareholder servicing fee were bundled into one contractual Management Fee. Prior to May 1, 2014, the shareholder servicing fee was 0.25% and the advisory fee rate for the AQR Risk Parity II HV Fund was at the annual rate of 0.70% on the first $1 billion of net assets, 0.675% on net assets in excess of $1 billion up to $3 billion and 0.65% on net assets in excess of $3 billion. Effective May 1, 2014, there is no shareholder servicing fee.
For the fiscal year ended December 31, 2014, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
AQR Diversified Arbitrage Fund	$27,087,992	$ 0	$ 6,760	$27,081,232
AQR Managed Futures Strategy Fund	$65,534,388	$ 0	$13,511	$65,520,877
AQR Risk Parity Fund	$ 5,986,294	$ 0	$ 1	$ 5,986,293
AQR Multi-Strategy Alternative Fund	$27,702,256	$204,175	$29,620	$27,468,461
AQR Risk-Balanced Commodities Strategy Fund	$ 397,594	$172,677	$ 75	$224,842
AQR Risk Parity II MV Fund	$ 583,042	$137,291	$ 4	$445,747
AQR Risk Parity II HV Fund	$ 386,721	$150,192	$ 14	$236,515
AQR Long-Short Equity Fund	$ 213,352	$153,419	$44,316	$15,617
AQR Managed Futures Strategy HV Fund	$ 1,894,411	$139,076	$ 6,990	$1,748,345
AQR Style Premia Alternative Fund	$ 6,516,045	$ 0	$27,257	$6,488,788
AQR Global Macro Fund[1]	$ 283,411	$161,785	$57,012	$64,614
AQR Style Premia Alternative LV Fund[2]	$ 56,880	$ 56,880	$81,432	$0
AQR Equity Market Neutral Fund[3]	$ 13,879	$ 13,879	$61,719	$ 0

AQR Funds–Statement of Additional Information	46
Funds	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
AQR Style Premia Alternative II Fund[4]	N/A	N/A	N/A	N/A
AQR Alternative Risk Premia Fund[4]	N/A	N/A	N/A	N/A
[1]	For the period April 8, 2014 through December 31, 2014.
[2]	For the period September 17, 2014 through December 31, 2014.
[3]	For the period October 7, 2014 through December 31, 2014.
[4]	The Fund paid no advisory fees during the period because the Fund has not yet commenced operations.
For the fiscal year ended December 31, 2015, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
AQR Diversified Arbitrage Fund	$16,045,390	$337,328	$26,879	$15,681,183
AQR Managed Futures Strategy Fund	$90,939,668	$ —	$ —	$90,939,668
AQR Risk Parity Fund	$ 4,688,773	$ 73,453	$ 617	$4,614,703
AQR Multi-Strategy Alternative Fund	$35,092,728	$170,817	$ 769	$34,921,142
AQR Risk-Balanced Commodities Strategy Fund	$ 730,109	$186,105	$ 2,063	$541,941
AQR Risk Parity II MV Fund	$ 770,489	$177,570	$ 184	$592,735
AQR Risk Parity II HV Fund	$ 545,967	$173,742	$ 1,596	$370,629
AQR Long-Short Equity Fund	$ 2,130,776	$ 63,904	$34,658	$2,032,214
AQR Managed Futures Strategy HV Fund	$ 5,082,624	$ 98,152	$25,196	$4,959,276
AQR Style Premia Alternative Fund	$13,486,209	$383,412	$ 389	$13,102,408
AQR Global Macro Fund	$ 891,411	$128,925	$69,566	$692,920
AQR Style Premia Alternative LV Fund	$ 495,593	$263,746	$36,727	$195,120
AQR Equity Market Neutral Fund	$ 716,461	$163,655	$28,125	$524,681
AQR Style Premia Alternative II Fund[1]	N/A	N/A	N/A	N/A
AQR Alternative Risk Premia Fund[1]	N/A	N/A	N/A	N/A
[1]	The Fund paid no advisory fees during the period because the Fund has not yet commenced operations.
For the fiscal year ended December 31, 2016, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
AQR Diversified Arbitrage Fund	$ 5,960,358	$507,166	$ 6,638	$5,446,554
AQR Managed Futures Strategy Fund	$131,522,454	$ —	$ —	$131,522,454
AQR Risk Parity Fund	$ 3,425,318	$ 79,434	$ 1,313	$3,344,571
AQR Multi-Strategy Alternative Fund	$ 61,397,641	$ —	$ —	$61,397,641
AQR Risk-Balanced Commodities Strategy Fund	$ 1,316,897	$128,305	$ 1,205	$1,187,387
AQR Risk Parity II MV Fund	$ 670,893	$187,734	$ 1,319	$481,840
AQR Risk Parity II HV Fund	$ 518,365	$202,923	$ —	$315,442
AQR Long-Short Equity Fund	$ 15,169,134	$ —	$ —	$15,169,134
AQR Managed Futures Strategy HV Fund	$ 9,721,166	$107,352	$ —	$9,613,814
AQR Style Premia Alternative Fund	$ 44,269,170	$787,929	$26,458	$43,454,783
AQR Global Macro Fund	$ 479,470	$197,548	$16,601	$ 265,321

AQR Funds–Statement of Additional Information	47
Funds	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
AQR Style Premia Alternative LV Fund	$ 2,358,624	$101,763	$ 8,306	$2,248,555
AQR Equity Market Neutral Fund	$ 9,045,308	$ —	$ 4,780	$9,040,528
AQR Style Premia Alternative II Fund[1]	N/A	N/A	N/A	N/A
AQR Alternative Risk Premia Fund[1]	N/A	N/A	N/A	N/A
[1]	The Fund paid no advisory fees during the period because the Fund has not yet commenced operations.
For the fiscal year ended December 31, 2014, with respect to the AQR Risk Parity Fund and AQR Style Premia Alternative Fund, the Adviser recaptured fees waived and/or expenses reimbursed under the Fund’s Fee Waiver Agreement in the amounts of $18,271 and $4,579, respectively. For the fiscal year ended December 31, 2015, with respect to the AQR Managed Futures Strategy Fund, the Adviser recaptured fees waived and/or expenses reimbursed under the Fund’s Fee Waiver Agreement in the amount of $15,571. For the fiscal year ended December 31, 2016, with respect to the AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund and AQR Multi-Strategy Alternative Fund, the Adviser recaptured fees waived and/or expenses reimbursed under the Fund’s Fee Waiver Agreement in the amounts of $24,649, $166,454 and $247,318, respectively. For additional information regarding the Fee Waiver Agreement, please see the Funds’ Prospectus dated May 1, 2017.
In addition to the payments to the Adviser under the Advisory Agreements described above, each Fund pays certain other costs of its operations including (a) custody, transfer agency and dividend disbursing expenses, (b) certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Funds as a result of the customer recordkeeping activities of the intermediaries, (c) distribution related fees for the Class N shares, (d) fees of Trustees who are not affiliated with the Adviser, (e) legal and auditing expenses, (f) litigation expenses, (g) clerical, accounting and other office costs, (h) costs of printing the Funds’ Prospectuses and shareholder reports for current shareholders, (i) costs of maintaining the Trust’s existence, (j) interest charges, taxes, brokerage fees and commissions, (k) costs of stationery and supplies, (l) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, and (m) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.
The Adviser may, from time to time, make payments to financial intermediaries for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class I, Class N and/or Class R6 shareholders of the Funds whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser may also make other payments to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including seminars, due diligence and other meetings. The Adviser makes certain of such payments out of the Adviser’s own resources (which may come directly or indirectly from fees paid by the Funds), although in some cases the Adviser is reimbursed by the Funds for certain payments, resulting in an additional cost to the Funds and their shareholders. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 or shareholder service agreement of a Fund, any sub-transfer agency or similar fees payable directly by a Fund to certain financial intermediaries for performing those services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in a Fund’s Prospectus or the SAI as payable to financial intermediaries.
Payments by the Adviser and/or the Fund, as applicable, to financial intermediaries are intended to compensate financial intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the financial intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. These payments to financial intermediaries may exceed amounts earned on these assets by the Adviser for the performance of these or similar services. The payments are negotiated with each financial intermediary based on a range of factors, including but not limited to the financial intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.
The presence of these payments by the Adviser and/or the Fund, as applicable, to financial intermediaries, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by

AQR Funds–Statement of Additional Information	48
class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.
Investment Sub-Adviser
The Trust and Adviser have retained the Sub-Adviser, CNH Partners, LLC, Two Greenwich Plaza, Greenwich, CT 06830, to serve as the investment sub-adviser to the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, each appointment pursuant to an investment sub-advisory agreement between the Adviser and CNH (each, a “Sub-Advisory Agreement”). Subject to the general supervision of the Board of Trustees and the Adviser, under the terms of each Sub-Advisory Agreement, the Sub-Adviser furnishes a continuous investment program for the AQR Diversified Arbitrage Fund’s portfolio and for certain strategies of the AQR Multi-Strategy Alternative Fund’s portfolio, makes day-to-day investment decisions for the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund’s portfolio, and manages each Fund’s investments in accordance with the stated policies of the Fund. The Sub-Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of the AQR Diversified Arbitrage Fund and with respect to the portfolio transactions for the strategies it manages of the AQR Multi-Strategy Alternative Fund, subject to its obligation to seek best execution.
For managing the assets of the AQR Diversified Arbitrage Fund, the Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund.
For managing assets allocable to certain strategies of the AQR Multi-Strategy Alternative Fund, the Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund.
For the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016, the Adviser paid the Sub-Adviser as follows:
Funds	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
AQR Diversified Arbitrage Fund	$27,087,992	$8,022,695 [1]	$2,723,277[1]
AQR Multi-Strategy Alternative Fund	$ 5,240,967	$6,823,586	$11,986,520
[1]	Amount presented is in accordance with the Second Amended and Restated Sub-Advisory Agreement between the Adviser and the Sub-Adviser, filed as an exhibit to the Trust’s registration statement on April 29, 2015.
Portfolio Manager Compensation
Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of the Adviser or Sub-Adviser, as applicable, is in the form of distributions based on the net income generated by the Adviser or Sub-Adviser and each Principal’s relative ownership in the Adviser or Sub-Adviser, as the case may be. Net income distributions are a function of assets under management and performance of the funds and accounts managed by the Adviser or Sub-Adviser. A Principal’s relative ownership in the Adviser or Sub-Adviser is based on cumulative research, leadership and other contributions to the Adviser or Sub-Adviser. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in the Adviser’s or Sub-Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser and Sub-Adviser.
Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of the Adviser primarily consists of a fixed base salary and a discretionary bonus (“Total Compensation”). Total Compensation is reviewed at least annually under a formal review program and increases are granted on a merit basis. Job performance contributes significantly to the determination of any Total Compensation increase; other factors, such as seniority are also considered. A portfolio manager’s performance is not based on any specific fund’s or strategy’s assets under management or performance, but is affected by the overall performance of the firm. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.
Portfolio Manager Holdings
The dollar range of equity securities of each Fund listed below beneficially owned by the portfolio managers of such Fund as of December 31, 2016, unless noted otherwise, is as follows:
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Michele L Aghassi, Ph.D.	AQR Equity Market Neutral Fund	$10,001 - 50,000
	AQR Long-Short Equity Fund	$10,001 - 50,000
Clifford S. Asness, Ph.D., M.B.A.	AQR Managed Futures Strategy Fund	$100,001 - 500,000

AQR Funds–Statement of Additional Information	49
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
	AQR Managed Futures Strategy HV Fund	$100,001 - 500,000
Jordan Brooks, Ph.D., M.A.	AQR Global Macro Fund	$10,001 - 50,000
Andrea Frazzini, Ph.D., M.S.	AQR Equity Market Neutral Fund	$10,001 - 50,000
	AQR Long-Short Equity Fund	$10,001 - 50,000
	AQR Style Premia Alternative Fund	$10,001 - 50,000
	AQR Style Premia Alternative LV Fund	None
	AQR Style Premia Alternative II Fund	None [1]
Jacques A. Friedman, M.S.	AQR Diversified Arbitrage Fund	$50,001 - 100,000
	AQR Equity Market Neutral Fund	$50,001 - 100,000
	AQR Long-Short Equity Fund	$100,001 - 500,000
	AQR Multi-Strategy Alternative Fund	$50,001 - 100,000
	AQR Style Premia Alternative Fund	$50,001 - 100,000
	AQR Style Premia Alternative LV Fund	None
	AQR Style Premia Alternative II Fund	None [1]
Brian K. Hurst	AQR Managed Futures Strategy Fund	$100,001 - 500,000
	AQR Managed Futures Strategy HV Fund	$100,001 - 500,000
	AQR Risk-Balanced Commodities Strategy Fund	$100,001 - 500,000
	AQR Risk Parity Fund	$100,001 - 500,000
	AQR Risk Parity II MV Fund	$100,001 - 500,000
	AQR Risk Parity II HV Fund	$50,001 - 100,000
John J. Huss	AQR Risk Parity Fund	$10,001 - 50,000
	AQR Risk Parity II MV Fund	$10,001 - 50,000
	AQR Risk Parity II HV Fund	$10,001 - 50,000
Ronen Israel, M.A.	AQR Diversified Arbitrage Fund	$50,001 - 100,000
	AQR Equity Market Neutral Fund	$50,001 - 100,000
	AQR Multi-Strategy Alternative Fund	$100,001 - 500,000
	AQR Style Premia Alternative Fund	$100,001 - 500,000
	AQR Style Premia Alternative LV Fund	None
	AQR Style Premia Alternative II Fund	None [1]
	AQR Alternative Risk Premia Fund	None [1]
Michael Katz, Ph.D., A.M.	AQR Global Macro Fund	$10,001 - 50,000
	AQR Multi-Strategy Alternative Fund	$10,001 - 50,000
	AQR Style Premia Alternative Fund	$10,001 - 50,000
	AQR Style Premia Alternative LV Fund	None
	AQR Style Premia Alternative II Fund	None [1]
Hoon Kim, Ph.D., M.B.A., CFA	AQR Long-Short Equity Fund	$10,001 - 50,000
David Kupersmith, M.B.A.	AQR Global Macro Fund	$100,001 - 500,000

AQR Funds–Statement of Additional Information	50
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Ari Levine, M.S.	AQR Managed Futures Strategy Fund	$50,001 - 100,000
	AQR Managed Futures Strategy HV Fund	$10,001 - 50,000
	AQR Risk-Balanced Commodities Strategy Fund	$10,001 - 50,000
John M. Liew, Ph.D., M.B.A.	AQR Global Macro Fund	$500,001 - 1,000,000
	AQR Managed Futures Strategy Fund	$100,001 - 500,000
	AQR Managed Futures Strategy HV Fund	$100,001 - 500,000
	AQR Multi-Strategy Alternative Fund	$100,001 - 500,000
	AQR Risk Parity Fund	$100,001 - 500,000
	AQR Risk Parity II MV Fund	$100,001 - 500,000
	AQR Risk Parity II HV Fund	$500,001 - 1,000,000
Michael A. Mendelson, M.B.A, S.M.	AQR Risk Parity Fund	$500,001 - 1,000,000
	AQR Risk Parity II MV Fund	$100,001 - 500,000
	AQR Risk Parity II HV Fund	$100,001 - 500,000
Mark L. Mitchell, Ph.D.	AQR Diversified Arbitrage Fund	$500,001 - 1,000,000
	AQR Multi-Strategy Alternative Fund	None
Yao Hua Ooi	AQR Managed Futures Strategy Fund	$50,001 - 100,000
	AQR Managed Futures Strategy HV Fund	$10,001 - 50,000
	AQR Risk-Balanced Commodities Strategy Fund	$10,001 - 50,000
	AQR Risk Parity Fund	$10,001 - 50,000
	AQR Risk Parity II MV Fund	$10,001 - 50,000
	AQR Risk Parity II HV Fund	$10,001 - 50,000
	AQR Alternative Risk Premia Fund	None [1]
Todd C. Pulvino, Ph.D., A.M., M.S.	AQR Diversified Arbitrage Fund	$100,001 - 500,000
	AQR Multi-Strategy Alternative Fund	None
[1]	The Fund has not commenced operations as of the date of this SAI.
Other Accounts Managed
Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Fund or Funds which the portfolio manager manages, including other accounts of the Adviser, the Sub-Adviser or their affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below (under “Potential Conflicts of Interest”).

AQR Funds–Statement of Additional Information	51
The following table indicates the number of accounts and assets under management for each type of account managed as of July 31, 2017:
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
		REGISTERED INVESTMENT COMPANY		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
		# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	$ 24,676,700,138	20	$ 4,982,249,559	22	$13,025,152,174	18	$6,669,298,406
Clifford S. Asness, Ph.D., M.B.A.	$ 84,158,632,641	37	$14,062,724,258	52	$30,289,173,293	77	$39,806,735,089
Jordan Brooks, Ph.D., M.A.	$ 667,055,815	1	$ 130,447,995	3	$ 536,607,821	0	$0
Andrea Frazzini, Ph.D., M.S.	$ 50,120,278,331	36	$10,996,901,447	34	$19,860,593,280	40	$19,262,783,604
Jacques A. Friedman, M.S.	$108,660,652,990	43	$16,524,291,929	51	$27,221,671,573	120	$64,914,689,488
Brian K. Hurst	$ 53,774,343,617	7	$ 5,056,506,957	60	$34,959,696,846	22	$13,758,139,814
John J. Huss	$ 28,260,306,485	3	$ 5,463,989,648	31	$22,201,874,601	2	$594,442,235
Ronen Israel, M.A.	$ 87,997,162,041	29	$10,228,309,350	72	$44,072,709,569	64	$33,676,143,123
Michael Katz, Ph.D., A.M.	$ 18,177,245,739	7	$ 1,571,459,236	26	$13,745,619,574	4	$2,860,166,929
Hoon Kim, Ph.D., M.B.A., CFA	$ 20,789,102,199	12	$ 675,328,532	15	$ 6,910,048,467	21	$10,203,725,199
David Kupersmith, M.B.A.	$ 1,327,220,959	1	$ 130,447,995	6	$ 1,196,772,964	0	$0
Ari Levine, M.S.	$ 33,356,708,262	4	$ 1,015,625,861	42	$27,462,523,808	9	$4,878,558,593
John M. Liew, Ph.D., M.B.A.	$ 46,446,191,348	14	$ 5,643,806,167	40	$23,893,415,668	32	$16,908,969,512
Michael A. Mendelson, M.B.A., S.M.	$ 29,108,035,911	2	$ 3,767,894,725	37	$25,063,586,067	1	$276,555,120
Mark L. Mitchell, Ph.D.	$ 4,792,305,461	1	$ 138,677,032	11	$ 4,653,628,429	0	$0
Yao Hua Ooi	$ 33,121,096,599	7	$ 5,056,506,957	49	$26,797,635,177	3	$1,266,954,465
Todd C. Pulvino, Ph.D., A.M., M.S.	$ 4,792,305,461	1	$ 138,677,032	11	$ 4,653,628,429	0	$ 0

	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	0	—	16	$ 8,582,376,950	6	$2,143,217,541
Clifford S. Asness, Ph.D., M.B.A.	0	—	43	$24,640,508,456	28	$11,600,162,279
Jordan Brooks, Ph.D., M.A.	0	—	3	$ 536,607,821	0	$0
Andrea Frazzini, Ph.D., M.S.	0	—	26	$16,340,108,651	12	$2,950,409,061
Jacques A. Friedman, M.S.	0	—	39	$21,587,017,163	40	$18,110,361,479
Brian K. Hurst	0	—	52	$28,962,978,180	6	$5,193,443,137
John J. Huss	0	—	29	$20,785,207,314	1	$317,887,115
Ronen Israel, M.A.	0	—	61	$35,681,594,706	23	$10,021,649,571
Michael Katz, Ph.D., A.M.	0	—	24	$12,811,944,398	2	$429,073,732
Hoon Kim, Ph.D., M.B.A., CFA	0	—	11	$ 4,362,978,229	4	$696,989,290
David Kupersmith, M.B.A.	0	—	6	$ 1,196,772,964	0	$0
Ari Levine, M.S.	0	—	39	$23,373,129,792	3	$1,476,480,511
John M. Liew, Ph.D., M.B.A.	0	—	34	$18,011,308,848	11	$6,164,257,179
Michael A. Mendelson, M.B.A., S.M.	0	—	30	$19,542,014,674	0	$0
Mark L. Mitchell, Ph.D.	0	—	10	$ 2,971,689,134	0	$0
Yao Hua Ooi	0	—	44	$23,290,035,288	2	$990,399,345
Todd C. Pulvino, Ph.D., A.M., M.S.	0	—	10	$ 2,971,689,134	0	$ 0

AQR Funds–Statement of Additional Information	52
Potential Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other Funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
A number of potential conflicts of interest may arise as a result of the Adviser’s, Sub-Adviser's or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both a Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Funds and other accounts will be reduced regardless of the Adviser’s trade allocation policies. A Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Funds and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause a Fund to close to all or certain new investors (see “Closed Fund Policies” in the Prospectus).
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser or Sub-Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser and Sub-Adviser manage numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser or Sub-Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Funds. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts.
Whenever decisions are made to buy or sell investments by a Fund and one or more other accounts simultaneously, the Adviser, Sub-Adviser or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser and Sub-Adviser have adopted policies and procedures that are intended to assure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts or a Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to a Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser or Sub-Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for one or more Funds.
To the extent that a Fund holds interests in an issuer that are different (or more senior or junior) than those held by other accounts, the Adviser or Sub-Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. Furthermore, it is possible that a Fund’s interest may be subordinated or otherwise adversely impacted by virtue of such other accounts’ involvement and actions relating to their investment. In addition, when a Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs or other activities related to its investment in the issuer. As a result, a Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser or Sub-Adviser believes it would be in the Fund’s best economic interests to do so. A Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser or Sub-Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser or Sub-Adviser consider to be at risk of default and restructuring or work-outs with debt holders, which may include a Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser or Sub-Adviser may avoid allocating an investment opportunity to a Fund that it would otherwise recommend, subject to the Adviser’s or Sub-Adviser's then-current allocation policy and any applicable exemptions.
The Adviser, Sub-Adviser and the Funds’ portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser or Sub-Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser or Sub-Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally,

AQR Funds–Statement of Additional Information	53
since performance fees reward the Adviser or Sub-Adviser for performance in accounts which are subject to such fees, the Adviser or Sub-Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Funds, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
The Adviser and Sub-Adviser have implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and other accounts and that are designed to assure that all accounts, including the Funds, are treated fairly and equitably over time.
Administrator and Fund Accountant
On behalf of the Funds, the Trust has entered into an Administration Agreement (the “JPM Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “JPM Administrator”) located at 70 Fargo Street, Boston, Massachusetts 02210. The JPM Administration Agreement initially took effect on (1) September 12, 2010 with respect to the AQR Managed Futures Strategy Fund, and (2) September 19, 2010 with respect to the AQR Diversified Arbitrage Fund (collectively referred to as the “JPM Effective Date”). The JPM Administration Agreement also took effect with respect to the other current series of the Trust described in this SAI, and takes effect with respect to each new series of the Trust, upon the Fund’s inception. The JPM Administrator also serves as the administrator to the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Risk Parity Offshore Fund Ltd., the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd., the AQR Risk Parity II HV Offshore Fund Ltd, the AQR Style Premia Alternative Offshore Fund Ltd., the AQR Global Macro Offshore Fund Ltd. and the AQR Style Premia Alternative LV Offshore Fund Ltd. Under the JPM Administration Agreement, the JPM Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the annual update of the Trust’s registration statement and coordinating in the preparation and filing of certain other Trust filings and documents; preparing federal and state income tax returns for the Trust; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust. For the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016, the Funds paid JPM Administrator fees of $4,048,405, $5,177,834 and $7,507,258, respectively.
The JPM Administration Agreement was in effect for the initial term of three years and automatically renewed upon the expiration of the initial term in September 2013 and will continue until terminated. Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.
Distributor
The Trust has entered into a Distribution Agreement, on behalf of each Fund, with the Distributor, ALPS Distributors, Inc., pursuant to which the Distributor acts as distributor for each Fund and acts as agent for each Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. The Distribution Agreement continues in effect for successive one-year periods ending each December 7th provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.
Distribution Plan
The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of each Fund (the “12b-1 Plan”). Under the 12b-1 Plan, the Class N shares of each Fund pay a distribution fee of 0.25% to the Distributor as compensation for distribution and/or administrative activities related to Class N shares of each Fund. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees are payable to the Distributor regardless of the amounts actually expended by the Distributor.
Authorized distribution expenses include the Distributor’s interest expense and profit. The Distributor anticipates that actual expenditures on distribution will substantially exceed the distribution fees received by it during the early years of the operation of the 12b-1 Plan. In later years, its expenditures may be less than the distribution fees, thus enabling the Distributor to realize a profit in those years.
If the 12b-1 Plan is terminated with respect to a Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.

AQR Funds–Statement of Additional Information	54
The 12b-1 Plan shall continue in effect from year to year with respect to each Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class N shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.
Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review and consider at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the respective Funds and their shareholders.
The table below provides information for the fiscal year ended December 31, 2016 about the 12b-1 fees each Fund paid to the Distributor under the Trust’s 12b-1 Plan.
Funds	Fees Paid
AQR Diversified Arbitrage Fund	$ 340,496
AQR Managed Futures Strategy Fund	$7,009,471
AQR Risk Parity Fund	$ 49,844
AQR Multi-Strategy Alternative Fund	$1,066,068
AQR Risk-Balanced Commodities Strategy Fund	$ 9,791
AQR Risk Parity II MV Fund	$ 15,702
AQR Risk Parity II HV Fund	$ 14,829
AQR Long-Short Equity Fund	$ 411,794
AQR Managed Futures Strategy HV Fund	$ 350,739
AQR Style Premia Alternative Fund	$ 460,832
AQR Global Macro Fund	$ 17,360
AQR Style Premia Alternative LV Fund	$ 100,932
AQR Equity Market Neutral Fund	$ 412,258
AQR Style Premia Alternative II Fund[1]	N/A
AQR Alternative Risk Premia Fund[1]	N/A
[1]	The Fund paid no 12b-1 fees during the period because the Fund has not yet commenced operations.
Custodian
The Custodian for the Funds is JPMorgan Chase Bank, N.A. (“JPM Custodian”), located at 1 Chase Manhattan Plaza, New York, NY 10005. State Street Bank and Trust Company (together with the JPM Custodian, the “Custodian”), located at One Lincoln Street, Boston, MA 02111, also serves as a Custodian of the AQR Diversified Arbitrage Fund, AQR Style Premia Alternative Fund, AQR Equity Market Neutral Fund, AQR Style Premia Alternative LV Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund and AQR Alternative Risk Premia Fund. The JPM Custodian also serves as the custodian of the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Risk Parity Offshore Fund Ltd., the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd., the AQR Risk Parity II HV Offshore Fund Ltd, the AQR Style Premia Alternative Offshore Fund Ltd., the AQR Global Macro Offshore Fund Ltd. and the AQR Style Premia Alternative LV Offshore Fund Ltd. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under the custody agreements with the Trust, on behalf of the Funds, the Custodian holds each Fund’s securities and maintains all necessary accounts and records.
Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Funds’ transfer agent and dividend disbursing agent.

AQR Funds–Statement of Additional Information	55
Shareholder Services Agreement
The Trust previously entered into a Shareholder Services Agreement with respect to each class of the AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, for the purpose of providing or arranging for the provision of certain services to shareholders of each Fund. Under the Shareholder Services Agreement, these Funds each paid the Adviser a fee of up to 0.25% annually of the Fund’s average daily net assets for Class N and I Shares. Effective May 1, 2014, the Trust, on behalf of each of the AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, terminated the Shareholder Services Agreement with respect to the Class N and I Shares of each Fund.
For the fiscal year ended December 31, 2014, the Trust paid the Adviser shareholder services fees as follows:
Funds	Fees Paid (After Waivers)	Waivers
AQR Risk-Balanced Commodities Strategy Fund[1]	$27,780	$ 760
AQR Risk Parity II MV Fund[1]	$37,478	$5,128
AQR Risk Parity II HV Fund[1]	$23,561	$6,712
[1]	For the period from January 1, 2014 through April 30, 2014.

Determination of Net Asset Value
Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading (a Business Day). Each Fund determines an NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. Eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. Eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds’ shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers.
Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. The market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
Equity securities, including securities sold short, rights, exchange options, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).

AQR Funds–Statement of Additional Information	56
Fixed-income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost.
Equities traded outside of the Western Hemisphere are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data.
The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
Calculation of Offering Price
An illustration of the calculation of the offering price for the outstanding Class I shares of each Fund based on the value of that Fund’s net assets and number of shares outstanding on December 31, 2016 is set forth below:
	AQR Diversified Arbitrage Fund	AQR Managed Futures Strategy Fund	AQR Risk Parity Fund	AQR Multi- Strategy Alternative Fund	AQR Risk-Balanced Commodities Strategy Fund
Net Assets	$359,988,719	$7,654,490,742	$349,334,517	$2,405,511,047	$93,849,217
Number of Shares Outstanding	39,012,519	821,325,811	37,411,773	253,175,292	15,023,251
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 9.23	$ 9.32	$ 9.34	$ 9.50	$ 6.25

AQR Funds–Statement of Additional Information	57
	AQR Diversified Arbitrage Fund	AQR Managed Futures Strategy Fund	AQR Risk Parity Fund	AQR Multi- Strategy Alternative Fund	AQR Risk-Balanced Commodities Strategy Fund
Sales Charge	None	None	None	None	None
Offering Price	$ 9.23	$ 9.32	$ 9.34	$ 9.50	$ 6.25

	AQR Risk Parity II MV Fund	AQR Risk Parity II HV Fund	AQR Long- Short Equity Fund	AQR Managed Futures Strategy HV Fund	AQR Style Premia Alternative Fund
Net Assets	$78,872,634	$46,127,358	$1,799,993,741	$411,598,528	$2,263,100,996
Number of Shares Outstanding	8,787,446	5,479,411	137,770,452	44,297,366	228,188,253
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 8.98	$ 8.42	$ 13.07	$ 9.29	$9.92
Sales Charge	None	None	None	None	None
Offering Price	$ 8.98	$ 8.42	$ 13.07	$ 9.29	$ 9.92

	AQR Global Macro Fund	AQR Style Premia Alternative LV Fund	AQR Equity Market Neutral Fund
Net Assets	$18,972,105	$251,496,044	$790,178,925
Number of Shares Outstanding	2,093,720	24,164,696	66,027,774
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 9.06	$ 10.41	$11.97
Sales Charge	None	None	None
Offering Price	$ 9.06	$ 10.41	$ 11.97
Calculation of offering price has not been provided for the AQR Style Premia Alternative II Fund and AQR Alternative Risk Premia Fund because the Funds have not commenced operations as of the date of this SAI.
Additional Information about Purchases and Redemption of Shares
Cut-Off Time for Purchase and Redemption Orders
Orders to purchase or redeem shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Funds’ Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Funds. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Transfer Agent for processing at that day’s NAV. Any order otherwise received after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.
Purchases In-Kind
The Trust may permit purchases of any of the Fund’s shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust’s Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser or Sub-Adviser, as appropriate, determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund’s fundamental investment objectives, policies and restrictions. In-kind securities will be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.

AQR Funds–Statement of Additional Information	58
Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under federal and state law of making such a purchase.
Redemptions In-Kind
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. While the Funds do not expect to routinely use redemptions in-kind, each Fund reserves the right to do so at the request of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Disinterested Trustees, in a manner consistent with SEC rules, regulations and interpretive positions.
Involuntary Redemptions
Each Fund reserves the right to involuntarily redeem any shareholder’s account, subject to applicable law, if:
•	the Fund or a class of its shares are to be terminated;
•	the value of the account falls below any investment minimum for the account set by the Trust, provided that (1) the Trust provides a written notice of redemption to the shareholder at least 15 days before the redemption date, and (2) any policies adopted by the Board with respect to the redemption of small accounts have been disclosed to shareholders at least 60 days prior to the mailing of the written notice of redemption;
•	the shareholder fails to pay when due the full purchase price of shares issued to him;
•	it appears appropriate to do so in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity; or
•	the Fund otherwise determines it appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or other applicable law or necessary to prevent harm to the Trust or its shareholders.
If a shareholder’s account is involuntarily redeemed, a check for the redemption proceeds payable to the shareholder will be mailed to the shareholder at the shareholder’s address of record.
Other Purchase and Redemption Information
Each Fund reserves the right to reject any purchase order for its shares in its sole discretion.
Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.
In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.

AQR Funds–Statement of Additional Information	59
Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.
Portfolio Turnover
The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year.
The Adviser or Sub-Adviser for a Fund may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to their portfolio turnover rates. Higher portfolio turnover rates, generally meaning rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs, which may reduce performance and may cause higher levels of current tax liability to shareholders in the Fund.
Each Fund’s portfolio turnover rate was as follows for the two most recent fiscal periods:
Fund	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016
AQR Diversified Arbitrage Fund	249%	277%
AQR Managed Futures Strategy Fund	0%	0%
AQR Risk Parity Fund	157%	72%
AQR Multi-Strategy Alternative Fund	208%	261%
AQR Risk-Balanced Commodities Strategy Fund	0%	0%
AQR Risk Parity II MV Fund	159%	58%
AQR Risk Parity II HV Fund	184%	68%
AQR Long-Short Equity Fund	303%	247%
AQR Managed Futures Strategy HV Fund	0%	0%
AQR Style Premia Alternative Fund	138%	114%
AQR Global Macro Fund	0%	0%
AQR Style Premia Alternative LV Fund	213%	106%
AQR Equity Market Neutral Fund	383%	227%
AQR Style Premia Alternative II Fund[1]	N/A	N/A
AQR Alternative Risk Premia Fund[1]	N/A	N/A
[1]	The Fund has not commenced operations as of the date of this SAI.
For the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, in 2015 systematic risk management processes triggered exposure changes to manage the risk level of each Fund’s portfolio. Each Fund’s portfolio turnover rate was higher in 2015 than in 2016 as a result.
The decrease in portfolio turnover rate from 2015 to 2016 for the AQR Equity Market Neutral Fund and AQR Style Premia Alternative LV Fund was primarily the result of each Fund’s positive cash flows, the primary driver of each Fund’s portfolio transactions in 2016, representing a smaller percentage of the Fund’s assets in 2016 versus 2015.
Portfolio Transactions and Brokerage
The Adviser and Sub-Adviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on U.S. securities exchanges are subject to negotiation between the Adviser or Sub-Adviser, as appropriate, and the broker. In the OTC market, securities are sometimes traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Trades of NASD listed securities may be made

AQR Funds–Statement of Additional Information	60
on an agency basis and a commission is added to such trades. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
When decisions are made to purchase or sell the same securities simultaneously for a number of client accounts, the Adviser or Sub-Adviser may aggregate into a single trade order (a “bunched” trade) several individual contemporaneous client trade orders for a single security if the Adviser or Sub-Adviser deems this to be appropriate and in the best interests of the client accounts involved. Bunched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution, or reducing overall commission charges. Accounts that are eligible to purchase shares in initial public offerings may participate in aggregated orders for such shares. The Adviser or Sub-Adviser, as appropriate, seeks to aggregate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders, (2) treat all clients fairly, and (3) not systematically advantage or disadvantage any single client.
When an aggregated order is filled in its entirety, each participating client account will participate at the average share price for the aggregated order, and transaction costs shall be shared pro rata based on each client’s participation in the aggregated order. If an order cannot be completely filled and the investment opportunity is determined to be equally suitable and appropriate for more than one account, allocations will generally be made pro rata, subject to rounding to achieve round lots, based upon the initial amount requested for an account participating in the aggregated order. Each account participating in a particular aggregated or “bunched trade” will receive the share price with respect to that aggregated order or, as appropriate, the average share price for all executed “bunched” trades on that trading day. The Adviser or Sub-Adviser may allocate on a basis other than pro rata, if, under the circumstances, such other method of allocation is reasonable, does not result in any improper or undisclosed advantage or disadvantage to other accounts, and results in fair access over time to trading opportunities for all eligible managed accounts. For example, the Adviser or Sub-Adviser may identify investment opportunities that are appropriate for certain accounts and not others, based on such factors as investment objectives, style, risk/return parameters, regulatory and client restrictions, tax status, account size, sensitivity to turnover, available cash and cash flows. Consequently, the Adviser or Sub-Adviser may decide it is more appropriate to place a given security in one account rather than another account. Other non-pro rata methods include rotation allocation or random allocation. Alternative methods of allocation are appropriate, for example, when the transaction size is too limited to be effectively allocated pro rata among all eligible accounts.
On occasion, the Adviser or Sub-Adviser will purchase a new issue, shares in an IPO, or shares in a secondary equity offering (“SEO”) for accounts/Funds and the Adviser or Sub-Adviser may be unable to obtain sufficient securities to fill the orders for all the participating accounts/Funds. For those accounts/Funds participating in the purchase the Adviser or Sub-Adviser will use a method that ensures the fair treatment of all participating accounts/Funds.
IPOs or SEOs will be allocated pro rata based on the participating portfolio’s estimated NAV targeting the IPO or SEO strategy. The IPO and SEO allocation is subject to an accounts/Funds’ investment objective. The Adviser’s or Sub-Adviser's equity IPO/SEO allocation methodology may exclude accounts/Funds from receiving IPO/SEO allocations if/when (i) an account/Fund does not trade individual stocks; (ii) an IPO/SEO allocation is inconsistent with the investment objectives of the account/Fund (e.g., certain IPOs or SEOs may be illiquid, of a small deal size, or an incompatible security type); (iii) an IPO/SEO allocation cannot be properly hedged in the account/Fund using standard hedging techniques; (iv) an IPO/SEO allocation would add too much volatility to an account/Fund, thereby altering the risk profile of the account/Fund; (v) an IPO/SEO allocation would change the portfolio composition weighting in such a way as to corrupt the modeling process for that account/Fund; (vi) the account/Fund is a proprietary account; and/or (vii) the account/Fund has a policy of not engaging in a specific or all IPO/SEOs. Benchmark driven accounts/Funds would normally be precluded from participation in an IPO/SEO allocation because of one or a combination of items (ii), (iii), (iv), and/or (v) above. Deviations from this policy must be approved by the Adviser’s or Sub-Adviser's Chief Compliance Officer or designee in advance of a purchase. As with IPOs and SEOs, convertible security new issues will not be allocated to accounts/Funds that do not trade convertible securities and where a particular convertible security is inconsistent with the account/Fund’s investment objective (e.g., convertible security may be illiquid or of a small deal size).
New issue convertible securities will be allocated in a fair manner for eligible accounts/Funds that avoids the number of odd-lots held by particular accounts/Funds. Desired appetites for new issue convertible securities may vary among account/Funds and are influenced by the following: (i) if the issuance is inconsistent with the investment objectives of the account/Fund; (ii) if the issuance cannot be properly hedged in the account/Fund using standard hedging techniques; (iii) if the issuance adds too much volatility to the account/Fund, thereby altering the risk profile of the account/Fund; (iv) if the issuance changes the account/Fund’s composition and position weighting in such a way as to corrupt the desired characteristics of that account/Fund; (v) if the account/Fund has cash available; (vi) if there are tax considerations that could negatively impact the account/Fund; and/or (vii) if there are leverage constraints on the account/Fund.
In placing orders for portfolio securities of the Funds, the Adviser and Sub-Adviser are required to give primary consideration to obtaining the most favorable price and efficient execution reasonably obtainable under the circumstances. Within the framework of this policy, the Adviser and Sub-Adviser each will consider the research and investment services provided by brokers or dealers who effect, or are parties to, portfolio transactions of the Funds or the Adviser’s or Sub-Adviser's, as applicable, other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser and Sub-Adviser in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers

AQR Funds–Statement of Additional Information	61
may be used by the Adviser or Sub-Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Adviser’s  and Sub-Adviser's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Adviser’s or Sub-Adviser's opinion (as applicable), this policy furthers the objective of obtaining the most favorable price and execution reasonably obtainable under the circumstances. In addition, the Adviser and Sub-Adviser are authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of the practice. The distribution of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the period ended December 31, 2014. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Diversified Arbitrage Fund	$2,012,537	$19,708,454,335
AQR Managed Futures Strategy Fund	$5,379,169	$531,522,196,613
AQR Risk Parity Fund	$ 114,906	$5,817,501,080
AQR Multi-Strategy Alternative Fund	$1,618,628	$62,708,802,668
AQR Risk-Balanced Commodities Strategy Fund	$ 13,839	$417,841,415
AQR Risk Parity II MV Fund	$ 25,283	$1,570,840,258
AQR Risk Parity II HV Fund	$ 18,099	$993,666,904
AQR Long-Short Equity Fund	$ 39,738	$438,941,183
AQR Managed Futures Strategy HV Fund	$ 157,324	$15,729,938,150
AQR Style Premia Alternative Fund	$ 785,240	$36,552,231,831
AQR Global Macro Fund[1]	$ 30,893	$3,909,739,376
AQR Style Premia Alternative LV Fund[2]	$ 12,804	$611,570,919
AQR Equity Market Neutral Fund[3]	$ 1,097	$7,999,116
AQR Style Premia Alternative II Fund[4]	N/A	N/A
AQR Alternative Risk Premia Fund[4]	N/A	N/A
[1]	For the period April 8, 2014 through December 31, 2014.
[2]	For the period September 17, 2014 through December 31, 2014.
[3]	For the period October 7, 2014 through December 31, 2014.
[4]	The Fund paid no brokerage commissions during the period because the Fund has not yet commenced operations.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2014.
For the AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Long-Short Equity Fund and AQR Style Premia Alternative Fund, the increase in brokerage commissions from 2013 to 2014 was primarily the result of increased positive cash flows into each Fund, which resulted in increased trading activity. Additionally, for the AQR Managed Futures Strategy HV Fund, AQR Long-Short Equity Fund and AQR Style Premia Alternative Fund, the increase in brokerage commissions from 2013 to 2014 was also due to each Fund commencing operations on July 16, 2013, July 16, 2013 and October 30, 2013, respectively, and therefore each Fund having a shortened initial fiscal period ended December 31, 2013 as compared to a full fiscal year of operation in 2014.
For the AQR Risk Parity Fund, the decrease in brokerage commissions from 2013 to 2014 was primarily the result of a decrease in the Fund’s trading, the Fund’s overall transaction sizes and the Fund’s assets in 2014 as compared to 2013.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the period ended December 31, 2015. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Diversified Arbitrage Fund	$1,239,915	$10,125,290,553
AQR Managed Futures Strategy Fund	$7,977,759	$746,351,008,040

AQR Funds–Statement of Additional Information	62
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Risk Parity Fund	$ 134,067	$8,178,172,720
AQR Multi-Strategy Alternative Fund	$3,048,471	$90,970,550,257
AQR Risk-Balanced Commodities Strategy Fund	$ 56,844	$1,127,487,535
AQR Risk Parity II MV Fund	$ 31,495	$2,006,482,203
AQR Risk Parity II HV Fund	$ 28,497	$1,721,464,671
AQR Long-Short Equity Fund	$ 187,381	$3,976,386,291
AQR Managed Futures Strategy HV Fund	$ 444,133	$43,994,885,132
AQR Style Premia Alternative Fund	$1,145,980	$77,213,337,084
AQR Global Macro Fund	$ 81,183	$10,255,822,245
AQR Style Premia Alternative LV Fund	$ 51,833	$3,466,855,867
AQR Equity Market Neutral Fund	$ 74,335	$1,189,329,520
AQR Style Premia Alternative II Fund[1]	N/A	N/A
AQR Alternative Risk Premia Fund[1]	N/A	N/A
[1]	The Fund paid no brokerage commissions during the period because the Fund has not yet commenced operations.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2015.
The decrease in brokerage commissions for the AQR Diversified Arbitrage Fund from 2014 to 2015 is primarily due to the Fund moving its convertible bond exposures from swap positions to cash positions in 2014.  This move was in in response to increased costs associated with maintaining these exposures by swap positions.  In addition, the Fund purchased fewer convertible bonds in 2015 than in 2014.
The increase in brokerage commissions for each of the AQR Global Macro Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund from 2014 to 2015 was primarily the result of positive cash flows into each Fund, which increased the dollar size of each Fund and the dollar size of the trading activity.  Additionally, with respect to the AQR Global Macro Fund and AQR Style Premia Alternative LV Fund, the increase was also due to each Fund commencing operations on April 8, 2014 and September 17, 2014, respectively, and therefore having a shortened initial fiscal period ended December 31, 2014 as compared to a full fiscal year of operation in 2015.
The increase in brokerage commissions for the AQR Equity Market Neutral Fund from 2014 to 2015 is primarily due to the Fund commencing operations on October 7, 2014 and therefore having a shortened initial fiscal period ended December 31, 2014 as compared to a full fiscal year of operation in 2015, and therefore more days of trading in 2015 than 2014.
In accordance with industry practice, derivative instruments are excluded from the calculation of the portfolio turnover rate. The increase in brokerage commissions for the AQR Long-Short Equity Fund from 2014 to 2015 is primarily due to the Fund moving certain exposures from swap positions, which are not included in the portfolio turnover calculation, to cash equity positions, which are included in the portfolio turnover calculation.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the period ended December 31, 2016. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Diversified Arbitrage Fund	$ 549,224	$2,839,801,040
AQR Managed Futures Strategy Fund	$11,860,060	$944,668,517,466
AQR Risk Parity Fund	$ 130,617	$6,593,147,351
AQR Multi-Strategy Alternative Fund	$ 4,643,708	$149,837,132,741
AQR Risk-Balanced Commodities Strategy Fund	$ 188,402	$3,898,947,802
AQR Risk Parity II MV Fund	$ 29,109	$1,671,598,269
AQR Risk Parity II HV Fund	$ 26,943	$1,529,196,177
AQR Long-Short Equity Fund	$ 832,387	$ 19,979,305,936

AQR Funds–Statement of Additional Information	63
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Managed Futures Strategy HV Fund	$ 910,889	$74,850,370,765
AQR Style Premia Alternative Fund	$ 3,796,400	$270,446,858,201
AQR Global Macro Fund	$ 50,884	$4,083,163,887
AQR Style Premia Alternative LV Fund	$ 209,306	$14,818,467,386
AQR Equity Market Neutral Fund	$ 433,795	$6,079,140,319
AQR Style Premia Alternative II Fund[1]	N/A	N/A
AQR Alternative Risk Premia Fund[1]	N/A	N/A
[1]	The Fund paid no brokerage commissions during the period because the Fund has not yet commenced operations.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2016.
The decrease in brokerage commissions for the AQR Diversified Arbitrage Fund from 2015 to 2016 was primarily the result of redemptions from the Fund, which decreased the dollar size of the Fund and the dollar size of the Fund’s trading activity.
The increase in brokerage commissions from 2015 to 2016 for the AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund was primarily the result of positive cash flows into each Fund, which increased the dollar size of each Fund and the dollar size of the trading activity.
The value of the AQR Long-Short Equity Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2016 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2016 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Toronto-Dominion Bank	E	$1,424
The value of the AQR Style Premia Alternative Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2016 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2016 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Nomura Group	E	$1,650
UBS AG	E	$ 443
The value of the AQR Style Premia Alternative LV Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2016 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2016 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Nomura Group	E	$84
UBS AG	E	$78
The value of the AQR Equity Market Neutral Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2016 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2016 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Toronto-Dominion Bank	E	$749

AQR Funds–Statement of Additional Information	64
Organization of the Trust and a Description of the Shares
The Trust was established on September 4, 2008 as a Delaware statutory trust and is authorized to issue an unlimited number of par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has forty seven series. On May 18, 2017, the Board of Trustees approved the creation of the AQR Alternative Risk Premia Fund. Each Fund described in this SAI offers Class I Shares, Class N Shares and Class R6 Shares. All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.
On the launch date of the AQR Alternative Risk Premia Fund (the "New Fund"), it is anticipated that the Adviser, one of its affiliates (the “Adviser Affiliate”) and/or certain Principals of the Adviser (each a "Principal") and together with the Adviser Affiliate, the "Affiliated Persons") will make a seed money investment in each New Fund in an amount in excess of 25% of the New Fund’s outstanding voting securities. Assuming this seed money investment is made, the Adviser and/or the Affiliated Persons are individually or in the aggregate, as applicable, deemed to be controlling persons of the New Fund and should an item be presented for shareholder consideration, which is not currently contemplated, the Adviser and/or the Affiliated Persons, as applicable, could determine the outcome of the vote for the New Fund. The Adviser, the Adviser Affiliate and/or each Principal, as applicable, may each decide to redeem its investment once third-party assets invested in the New Fund reach a level whereby, in the judgment of the Adviser, portfolio management of the New Fund would not be negatively impacted by the redemption. The Adviser’s address is: Two Greenwich Plaza, Greenwich, CT 06830.
This SAI relates only to the AQR Alternative Risk Premia Fund , which had not commenced operations as of the date of this SAI.
Taxation
Taxation of the Funds
Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (1) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or (2) the securities (other than securities of other regulated investment companies) of two or more issuers of which a Fund holds 20% or more of the voting stock in the same or similar or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as a regular corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income.
The U.S. Treasury is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

AQR Funds–Statement of Additional Information	65
A Fund that qualifies as a regulated investment company generally will not be subject to U.S. federal income tax assuming it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income inclusions from wholly-owned subsidiaries and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, each taxable year. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains.
If a Fund retains an amount equal to all or a portion of its net long-term capital gain in excess of its net short-term capital loss (including any capital loss carryover), it will be subject to corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim a refund to the extent their credit exceeds their liability, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Fund shares by an amount equal to 65% of the undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing of appropriate returns or claims for refund with the IRS.
A Fund is also subject to a nondeductible 4% federal excise tax on income and net gains not distributed on a timely basis in accordance with a calendar year distribution requirement. In order to prevent an imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund currently intends to make its distributions in accordance with the calendar year distribution requirement.
Net capital loss carryovers, if any, may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryovers and potentially other favorable tax attributes of the Fund, if any, may be limited. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.
Taxable U.S. Shareholder - Distributions
Dividends paid out of a Fund’s investment company taxable income, which includes net short-term capital gains, will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund’s income consists of dividends paid by certain corporations, a portion of the distributions paid and properly reported by such Fund may be eligible for the dividends-received deduction for corporations and the long-term capital gain tax rate on qualified dividends for individuals, provided that the Fund and the shareholder satisfy applicable holding period requirements. Distributions of net capital gains, if any, that are reported as capital gain dividends are taxable as long-term capital gains regardless of how long the shareholder has held the relevant Fund’s shares, and are not eligible for the dividends-received deduction. Distributions by a Fund are taxable to a shareholder regardless of whether they are received in cash or additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each new share equal to the NAV per share of the relevant Fund on the reinvestment date. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax character of distributions on Form 1099-DIV.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain, of U.S. individuals with income exceeding certain threshold amounts, and of estates and trusts.

AQR Funds–Statement of Additional Information	66
Taxable U.S. Shareholder - Sale of Shares
Upon the sale, redemption, or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period of the shares. Any loss realized will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.
If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the cost basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
The 3.8% Medicare contribution tax (discussed above) applies to gains from the sale, redemption or other disposition of Fund shares.
The exchange of shares of a Fund for shares of another class of the same Fund is not considered a taxable event and should not result in capital gain or loss
Futures, Options and Hedging Transactions
Certain options, futures, and forward currency contracts in which the Funds may invest are subject to rules that for federal income tax purposes require a Fund to treat them as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized. Any gains or losses on such contracts generally are treated as 60% long-term and 40% short-term capital gain or loss; except for gain or loss on certain foreign currency forward, options and futures contracts which is treated as ordinary gain or loss unless the Fund makes a applicable tax election to receive capital treatment.
Certain hedging transactions undertaken by the Funds may result in the deferral of loss or accelerate the recognition of gain on futures, options, and forward contracts, or underlying securities, and may affect the tax character of gain or loss realized by a Fund on such investments. The tax consequences to a Fund of engaging in hedging transactions are not entirely clear and may impact the amount, timing, and tax character of distributions paid by the Fund to its shareholders.
Notwithstanding any of the foregoing, a Fund may be required to recognize gain (but not loss) on certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or of substantially identical property. Appreciated financial positions potentially subject to this tax treatment are interests (including options, futures and forward contracts, and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. This tax treatment will not apply to certain transactions closed in the 90-day period ending with the close of the taxable year, if certain conditions are met.
Foreign Currency Transactions—“Section 988” Gains or Losses
Pursuant to Section 988 of the Code, foreign exchange gain or loss attributable to certain foreign currency transactions, including foreign currency-denominated payables and receivables, foreign currency denominated debt instruments, and certain currency related options, futures and forward contracts, are treated as ordinary gain or loss. Section 988 gain or loss may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.. A Fund may elect to treat certain foreign currency transactions as capital rather than as ordinary gain or loss.
Short Sales
In general, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, the holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. In many cases, as described more fully under “Futures, Options and Hedging Transactions” above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

AQR Funds–Statement of Additional Information	67
Swaps
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps, or may be required to treat such swaps as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized.
Excess Inclusion Income
If a fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxed on their share of any such excess inclusion income as “unrelated business taxable income.”
Passive Foreign Investment Companies
If a Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, passive foreign investment companies (“PFICs”), such Fund may be subject to federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of such Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund’s investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a distribution to its shareholders.
A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund’s investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund is permitted to make a mark-to-market election on its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.
Post-October Loss Deferral
A Fund may, for a given taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the first day of the next taxable year when computing its investment company taxable income and net capital gain. Such rules regarding loss realized after October (or December) may affect the timing and tax character of Fund distributions to shareholders.
Foreign Withholding Taxes
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to the Fund’s shareholders. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities,

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receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax, at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Non-U.S. Shareholders
Distributions treated as ordinary income to shareholders who, as to the United States, are a nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (“foreign shareholders”) will be subject to a U.S. federal withholding tax of 30%, unless a lower treaty rate applies or the distributions are effectively connected with a U.S. trade or business of the foreign shareholder.
Distributions of long-term capital gains and any amounts retained by a Fund which are designated as undistributed long-term capital gains will not be subject to the 30% withholding tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or the distributions are effectively connected with the foreign shareholder’s trade or business in the United States. If a foreign shareholder is a nonresident alien individual, any gain realized upon the sale or exchange of their shares of a Fund will ordinarily be exempt from U.S. withholding tax unless (i) the gain is U.S. source income and such foreign shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) such Fund was a “U.S. Real Property Holding Corporation” and the foreign shareholder held more than 5% of the shares of that Fund, for a certain period of time, in which case a 10% withholding tax would be imposed on such realized gain. A corporation is a “U.S. Real Property Holding Corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. Real Property Holding Corporations and certain participating debt securities.
A Fund is required to withhold a 30% U.S. tax on dividend payments, and beginning on January 1, 2019, on redemption proceeds and certain capital gain dividends, made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.
A Fund may report all, some or none of its potentially eligible distributions paid to foreign shareholders, of qualified interest income and short term capital gain, as exempt from the 30% withholding tax. It is expected that the Funds will generally make a report with respect to short term capital gain distributions, but not to distributions attributable to qualified interest income. Therefore, any distributions of interest income will be subject to withholding tax when paid to foreign shareholders. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the distribution as qualified net interest income or short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign shareholders who fail to comply with applicable certification requirements relating to its non-U.S. status, including furnishing a Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or substitute form, may be subject to backup withholding at a 28% rate on distributions, (including distributions of capital gains), and on redemption proceeds.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in a Fund.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to U.S. estate tax.

AQR Funds–Statement of Additional Information	69
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences of making an investment in a Fund.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019.
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for the Funds and the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Risk Parity Offshore Fund Ltd., the AQR Multi-Strategy Alternative Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Risk Parity II MV Offshore Fund Ltd., the AQR Risk Parity II HV Offshore Fund Ltd., the AQR Style Premia Alternative Offshore Fund Ltd., the AQR Global Macro Offshore Fund Ltd. and the AQR Style Premia Alternative LV Offshore Fund Ltd.
Registration Statement
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

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Appendix A—Proxy Voting Policies and Procedures
Proxy Voting Policies and Procedures
I.	STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)[1] generally retains proxy voting authority with respect to securities purchased for its clients. Under such circumstances, AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
II.	USE OF THIRD-PARTY PROXY VOTING SERVICE
AQR has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm that specializes in providing proxy voting services to institutional investment managers. AQR has instructed ISS to execute all proxies in accordance with the recommendations of ISS, unless instructed otherwise by AQR.
The U.S. Securities and Exchange Commission (“SEC”) and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser registered with the SEC, an adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues. In this regard, an investment adviser could consider the adequacy and quality of the proxy advisory firm’s staffing and personnel; and the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that the investment adviser believes would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
At a minimum annually, the Compliance Department will seek to ensure that a review of the capacity and competence of ISS is performed. Specifically, the Compliance Department will:
1.	Review ISS’s proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR’s clients;
2.	Review a sample of ISS’s proxy votes to review whether ISS has complied with ISS’s proxy voting guidelines;
3.	Require ISS to identify and provide AQR with information regarding any material business changes or conflicts of interest on an ongoing basis and address how any conflicts of interest have been addressed. If, as a result of the Compliance Department’s examination of ISS’s conflicts of interest, a determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer or designee (the “CCO”) will determine whether to follow ISS’s recommendation with respect to a proxy or take other action with respect to the proxy; and
4.	Obtain a certification or other information from ISS regarding its independence and impartiality.
III.	VOTING PROCEDURES
ISS is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that all proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by AQR and not sent directly to ISS, AQR will promptly forward it to ISS.
ISS will vote the proxy in accordance with the recommendation of ISS or any custom voting policy adopted by AQR, unless instructed otherwise by AQR in accordance with AQR’s voting guidelines (described below in Section IV).
IV.	VOTING GUIDELINES
In the absence of specific voting guidelines from a client, AQR will seek to vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. AQR has instructed ISS to execute all proxies in accordance with the recommendations of ISS, unless instructed otherwise by AQR.

[1]	The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

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To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of the AQR’s clients holding such securities. Unless prior approval is obtained from the CCO, the following guidelines will generally be adhered to when AQR is voting a proxy itself:
1.	AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management;
2.	AQR will not announce its voting intentions and the reasons therefore; and
3.	AQR shall not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR may abstain from voting a proxy in certain situations, including when:
1.	The cost of voting a proxy outweighs the benefit of voting;
2.	AQR is not given enough time to process the vote;
3.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; or
4.	There are legal restrictions on trading resulting from the exercise of a proxy.
V.	POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.
If, as a result of the Compliance Department’s examination, a material conflict of interest is found to exist, AQR will determine whether:
1.	Directly voting the meeting is in the best interests of the client;
2.	ISS’s recommendation should be followed; or
3.	The client should approve the ISS recommendation.
VI.	DISCLOSURE
Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client’s proxies were voted. If a client requests how the client’s proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:
1.	The name of the issuer;
2.	The proposal voted upon; and
3.	The election made for the proposal.
VII.	AQR Funds
On an annual basis, AQR will provide, or cause ISS to provide; to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.[2]
VIII.	PROXY RECORDKEEPING
The Compliance Department will maintain files relating to this Policy in an easily accessible place. Under the services contract between AQR and ISS, ISS will maintain AQR’s proxy voting records. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of AQR. Records of the following will be included in the files:
1.	A copy of the Policy, and any amendments thereto;
2.	A copy of the ISS Proxy Voting Guidelines;

[2]	Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

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3.	A copy of each proxy statement that AQR receives regarding client securities (AQR may rely on third parties or EDGAR);
4.	A record of each vote cast; and
5.	A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.
IX.	REVIEW OF POLICY AND PROCEDURES
The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.